Exhibit 10.10

SERIES 2001-1-VFC CERTIFICATE PURCHASE AGREEMENT

Dated August 24, 2001

among

STAGE RECEIVABLE FUNDING LP
as Transferor,

SPECIALTY RETAILERS (TX) LP
as Servicer,

CORPORATE RECEIVABLES CORPORATION, BLUE KEEL FUNDING, LLC and THE OTHER COMMERCIAL PAPER CONDUITS FROM TIME TO TIME PARTY HERETO

as Conduit Purchasers,

CITIBANK, N.A., FLEET NATIONAL BANK and THE OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,

as Committed Purchasers,

CITICORP NORTH AMERICA, INC., FLEET SECURITIES, INC. and THE OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO

as Managing Agents

CITICORP NORTH AMERICA, INC.

as Program Agent for the Purchasers

and

BANKERS TRUST COMPANY,

as Trustee

ARTICLE I

DEFINITIONS

Section 1.01. Definitions 1

Section 1.02. Other Definitional Provisions. 10

ARTICLE II

THE PURCHASE; INCREASES

Section 2.01. The Purchase. 10

Section 2.02. Increases. 11

Section 2.03. Class A Certificates 12

Section 2.04. Reductions to the Series 2001-1-VFC Class A Purchase Limit 12

Section 2.05. Procedures for Making the Purchase and Increases. 12

Section 2.06. Interest, Fees, Expenses, Etc. 13

Section 2.07. Computation of Interest. 16

Section 2.08. Extension of Term; Conversion Funding. 18

ARTICLE III

FEES AND YIELD PROTECTION

Section 3.01. Fees 19

Section 3.02. Increased Costs. 19

Section 3.03. Taxes. 21

Section 3.04. Cost and Expenses. 23

Section 3.05. Sharing of Payments, Etc 24

ARTICLE IV

CONDITIONS PRECEDENT TO THE PURCHASE AND ALL INCREASES

Section 4.01. Conditions Precedent to Initial Purchase 25

Section 4.02. Conditions Precedent to the Purchase, All Increases and the Conversion Fundings 28

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.01. Representations and Warranties of the Transferor 30

Section 5.02. Representations and Warranties of the Servicer 30

Section 5.03. Additional Covenant of the Servicer 30

ARTICLE VI

THE PROGRAM AGENT; THE MANAGING AGENTS

Section 6.01. Authorization and Action of the Program Agent 31

Section 6.02. The Program Agent's Reliance, Etc 31

Section 6.03. The Program Agent and Affiliates 32

Section 6.04. Indemnification of the Program Agent 32

Section 6.05. Payments by the Program Agent 32

Section 6.06. Authorization and Action of Managing Agent. 33

Section 6.07. Managing Agent's Reliance, Etc 34

Section 6.08. The Managing Agents and Affiliates 35

Section 6.09. Indemnification of the Managing Agent 35

Section 6.10. Purchaser Credit Decision 35

ARTICLE VII

ASSIGNMENTS AND PARTICIPATIONS

Section 7.01. Assignment. 35

Section 7.02. Rights of Assignee 36

Section 7.03. Notice of Assignment 36

Section 7.04. Register 37

Section 7.05. Participations 37

Section 7.06. Restrictions on Assignments and Participations 37

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Amendments, Etc 37

Section 8.02. Notices, Etc 38

Section 8.03. No Waiver; Remedies; Set-Off 38

Section 8.04. Binding Effect; Survival. 38

Section 8.05. No Proceedings 39

Section 8.06. Captions and Cross References 39

Section 8.07. Integration 39

Section 8.08. Replacement of Purchasers 39

Section 8.09. Confidentiality 40

Section 8.10. Limitation of Liability 40

Section 8.11. Governing Law 41

Section 8.12. Submission to Jurisdiction. 41

Section 8.13. Consent to Service of Process 41

Section 8.14. Execution in Counterparts 41

Section 8.15. Waiver of Jury Trial 41

Section 8.16. No Recourse 42

Section 8.17. Execution of the Intercreditor Agreement 42

SERIES 2001-1-VFC CERTIFICATE PURCHASE AGREEMENT dated August 24, 2001, among STAGE RECEIVABLE FUNDING LP, a Texas limited partnership, as the Transferor (the "Transferor"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, as the Servicer (the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other commercial paper conduits from time to time party hereto, as Conduit Purchasers, CITIBANK, N.A., a national banking association ("Citibank"), FLEET NATIONAL BANK, a national banking association ("Fleet") and the other financial institutions from time to time party hereto, as Committed Purchasers, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC., a New York corporation ("FSI") and the other financial institutions from time to time party hereto, as Managing Agents, CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "Program Agent") and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee").

PRELIMINARY STATEMENTS:

    The Stage Stores Master Trust formed under the Pooling and Servicing Agreement (as such term and other terms used in these Preliminary Statements are hereinafter defined) may issue the Class A Certificates at the direction of the Transferor.
    Subject to the terms and conditions of this Agreement and of the Series 2001-1-VFC Supplement, the Transferor may sell the Class A Certificates to the Managing Agents for the benefit of the Conduit Purchasers and the Committed Purchasers in the related Purchaser Group.
    Subject to the terms and conditions of this Agreement, the Conduit Purchasers may, and the Committed Purchasers shall, fund from time to time, Increases in the Class A Invested Amount.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

  DEFINITIONS

      Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Pooling and Servicing Agreement or in the Series 2001-1-VFC Supplement (as defined below). In addition, the term "Agreement" shall mean this Series 2001-1-VFC Certificate Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

      "Adjusted Eurodollar Rate" means, for any Interest Period (or portion thereof), an interest rate per annum equal to the rate per annum obtained by dividing (i) an interest rate per annum equal to the London interbank offered rate for one-month United States dollar deposits that appears on page 3750 of the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) as of 11:00 a.m., London time, on the second Business Day preceding the commencement of such Interest Period (or portion thereof) for a period most nearly approximating such Interest Period (or portion thereof) by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage (as defined below) for such period. "Eurodollar Reserve Percentage" means, for any period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall so be applicable) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) applicable to liabilities or assets consisting of or including "eurocurrency liabilities" as that term is used in Regulation D, as in effect from time to time, of the Board of Governors of the Federal Reserve System (or with respect to any other category of liabilities that includes deposits by reference to which the Adjusted Eurodollar Rate is determined) having a term equal to such period.

      "Affected Person" means any Conduit Purchaser, any partner therein or shareholder thereof, any Committed Purchaser and any Liquidity Provider (and, for purposes of Section 3.03, the Trust and the Trustee).

      "Alternate Base Rate" means, for any Interest Period (or portion thereof), a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

        the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as Citibank, N.A.'s base rate;
        the sum (adjusted to the nearest 1/16th of 1% or, if there is no nearest 1/16th of 1%, to the next higher 1/16th of 1%) of (A) 1/2 of 1% per annum, plus (B) the rate obtained by dividing (1) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day on the next succeeding Business Day) for the three week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three certificate of deposit dealers of recognized standing selected by Citibank, N.A., by (2) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank, N.A. with respect to liabilities consisting of or including (among other liabilities) three-month Dollar non-personal time deposits in the United States, plus (C) the average during such three-week period of the annual assessment rates estimated by Citibank, N.A. for determining the then current annual assessment payable by Citibank, N.A. to the FDIC (or any successor) for insuring Dollar deposits of Citibank, N.A. in the United States; and
        1/2 of 1% per annum above the fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Citibank, N.A. from three Federal funds brokers of recognized standing selected by it.

      "Assignee Rate" means, for any Interest Period (or portion thereof), an interest rate per annum equal to the Adjusted Eurodollar Rate for such Interest Period (or portion thereof) plus 2.0%; provided, however, that, if (x) it shall become unlawful for any Committed Purchaser (or any Liquidity Provider with respect to such Committed Purchaser) to obtain funds in the London interbank market in order to purchase, fund or maintain its initial investment in the Class A Certificates or any Increase hereunder, or deposits in dollars (in the applicable amounts) are not being offered by such Committed Purchaser (or Liquidity Provider) in the London interbank market, (y) any Committed Purchaser (or any Liquidity Provider with respect to such Committed Purchaser) is unable to establish the Adjusted Eurodollar Rate for any applicable period due to circumstances affecting the London interbank market generally, or (z) the Managing Agent for a Purchaser Group notifies the Transferor and the Program Agent of its determination that the Adjusted Eurodollar Rate will not adequately reflect the cost of funding or maintaining the Class A Funded Amount (until such Managing Agent shall have notified the Transferor and the Program Agent that such Managing Agent has determined that the Adjusted Eurodollar Rate will adequately reflect such cost), then, in each case, the Assignee Rate shall be the Alternate Base Rate in effect from time to time plus 1/2 of 1%; provided, further, that following the occurrence and during the continuation of an Early Amortization Event with respect to Series 2001-1-VFC, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to the provisions set forth above plus an additional 1/2 of 1% per annum.

      "Assignment and Acceptance" means an assignment and acceptance in substantially the form of Exhibit A hereto pursuant to which any Committed Purchaser assigns all or a portion of its rights and obligations under this Agreement in accordance with the terms of Section 7.01(b).

      "Blue Keel" has the meaning specified in the preamble to this Agreement.

      "Class A Additional Amounts" means at any time, the sum of the outstanding Class A Commercial Paper Breakage Costs, the Class A Eurodollar Breakage Costs and the Class A Increased Costs, together with any unpaid interest such amounts accrued pursuant to Section 2.06(f).

      "Class A Commercial Paper Breakage Costs" has the meaning specified in Section 2.06(d).

      "Class A Eurodollar Breakage Costs" has the meaning specified in Section 2.06(e).

      "Class A Increased Costs" means at any time, all amounts then due and payable under Section 3.02 or 3.03.

      "Class A Interest Shortfall" has the meaning specified in Section 2.06(b).

      "Class A Monthly Interest and Fees" means, with respect to any Distribution Date, the sum of (i) interest on the Class A Funded Amount and the Conversion Funding Amount, if any, for the immediately preceding Interest Period computed pursuant to Section 2.06(a), plus (ii) the sum of the fees owing for the immediately preceding Interest Period computed pursuant to each Fee Letter for inclusion in Class A Monthly Interest and Fees, plus (iii) any Class A Interest Shortfall with respect to the previous Distribution Date, Plus (iv) interest on any past due Class A Additional Amounts accrued pursuant to Section 2.06(g), plus (v) accrued and unpaid interest on any Section 1446 Amount as contemplated by Section 3.03(g) hereof, plus (vi) interest, if any, accrued during such Interest Period on overdue payments of interest or fees (excluding, however, any Estimated Interest Adjustment for such Distribution Date) pursuant to Section 2.06(b), plus (vii) any Estimated Interest Adjustment with respect to the previous Distribution Date (which, as contemplated in Section 2.07(c), may be a positive or negative number).

      "Class A Rate Determination Date" means each Determination Date.

      "Change in Tax Law" means any amendment to, or change in, the laws (or any regulations thereunder) of the United States of America or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to, or change in, an interpretation or application of, such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination).

      "Commercial Paper" means, (i) with respect to each Conduit Purchaser other than Blue Keel and each such Conduit Purchaser's Conduit Assignees, the promissory notes issued by such Conduit Purchaser in the commercial paper market, (ii) with respect to Blue Keel or its Conduit Assignees, (i) either, (A) promissory notes issued in the commercial paper market by a multi-seller commercial paper conduit, the proceeds of which are loaned to such Conduit Purchaser or (B) the promissory notes issued by such Conduit Purchaser in the commercial paper market.

      "Commitment" means (i) with respect to each Committed Purchaser, the commitment of such Committed Purchaser to purchase an interest in a Class A Certificate on the Closing Date and to fund its Committed Percentage of its Purchaser Group's Pro Rata Share of Increases on any Increase Date in accordance herewith in an amount not to exceed the dollar amount set forth opposite such Committed Purchaser's name on Schedule 1 hereto under the heading "Commitment," as such amount may be reduced pursuant to Section 2.04, minus the dollar amount of any Commitment or portion thereof assigned by such Committed Purchaser pursuant to an Assignment and Acceptance Agreement plus the dollar amount of any increase to such Committed Purchaser's Commitment consented to by such Committed Purchaser prior to the time of determination, and (ii) with respect to any Person who becomes a Committed Purchaser hereunder pursuant to an Assignment and Assumption Agreement or a Joinder Agreement, the commitment of such Person to fund increases to the related Purchaser Group's Pro Rata Share of the Class A Funded Amount on any Increase Date in an amount not to exceed the dollar amount set forth in such Assignment and Assumption Agreement or Joinder Agreement (less the amount paid by such Person to purchase its interest in the Class A Funded Amount pursuant to such Assignment and Assumption Agreement or Joinder Agreement), as such amount may be reduced pursuant to Section 2.04, minus the dollar amount of any Commitment or portion thereof assigned by such Person pursuant to a subsequent Assignment and Assumption Agreement prior to such time of determination plus the dollar amount of any increase to such Committed Purchaser's Commitment consented to by such Committed Purchaser prior to the time of determination.

      "Committed Percentage" means, for each Committed Purchaser within any Purchaser Group, with respect to any date of determination, a fraction (expressed as a percentage) having as its numerator the Commitment of such Committed Purchaser as of such date and as its denominator the sum of the Commitments of all Committed Purchasers within the related Purchaser Group as of such date.

      "Committed Purchasers" means, collectively, and "Committed Purchaser" shall mean, individually, each of (a) with respect to the Purchaser Group for which CNAI acts as Managing Agent, Citibank and its respective successors and assigns, (b) with respect to the Purchaser Group for which FSI acts as Managing Agent, Fleet and its respective successors and assigns and (c) with respect to any other Purchaser Group, the financial institutions specified as such in the applicable Joinder Agreement and their respective successors and assigns.

      "Conduit Assignee" means with respect to any Purchaser Group, a commercial paper conduit administered by the Managing Agent for such Purchaser Group and designated by the Managing Agent from time to time to accept an assignment from the related Purchaser.

      "Conduit Purchaser" means, individually, each of (a) with respect to the Purchaser Group for which CNAI is the Managing Agent, CRC and any related Conduit Assignee, (b) with respect to the Purchaser Group for which FSI is the Managing Agent, Blue Keel and any related Conduit Assignee and (c) with respect to any other Purchaser Group, the financial institutions specified as such in the Assignment and Assumption Agreement or Joinder Agreement pursuant to which such financial institutions became a party hereto and their respective successors and permitted assigns (including any related Conduit Assignee), and "Conduit Purchasers" shall mean, collectively, all of the foregoing.

      "Confidential Information" means any written information delivered or made available by or on behalf of the Parent (or its Affiliates or Subsidiaries), the Servicer, the Originator or the Transferor to any Person in connection with or pursuant to this Agreement or the transactions contemplated hereby, other than information (i) which was publicly known, or otherwise known to such Person (other than from any party to a Transaction Document or any other Person not entitled to disclose the same free of any confidentiality requirements) at the time of disclosure or (ii) which subsequently becomes publicly known through no act or omission by such Person.

      "Conversion Date" has the meaning specified in Section 2.08(b).

      "Conversion Funding" has the meaning specified in Section 2.08(c).

      "Conversion Funding Account" has the meaning specified in the Series 2001-1-VFC Supplement.

      "Conversion Funding Amount" has the meaning specified in the Series 2001-1-VFC Supplement.

      "Conversion Notice" has the meaning specified in Section 2.08(b).

      "CP Rate" means (a) with respect to the Conduit Purchasers that are members of the Purchaser Group for which CNAI is the Managing Agent, for any Interest Period (or portion thereof), the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Conduit Purchasers in such Purchaser Group from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the promissory notes issued by such Conduit Purchasers that are allocated, in whole or in part, by the Managing Agent (on behalf of such Conduit Purchasers) to fund or maintain its interest in the outstanding principal amount of such Conduit Purchasers' Invested Percentage of the Class A Funded Amount which such Conduit Purchaser has funded or maintained by issuing Commercial Paper during such Interest Period (or portion thereof), as determined by the Managing Agent (on behalf of such Conduit Purchasers), which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such promissory notes, to the extent that such commissions are allocated, in whole or in part, to such promissory notes by the Managing Agents (on behalf of such Conduit Purchasers); provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Interest Period (or portion thereof), the Managing Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum, (b) with respect to the Conduit Purchasers which are members of the Purchaser Group for which FSI is the Managing Agent, with respect to any Interest Period (or portion thereof), the per annum rate equivalent to the weighted average of the per annum rates which may be paid or payable by such Conduit Purchaser from time to time as interest on or otherwise (by means of Hedge Agreements or otherwise) in respect of those commercial paper notes issued by such Conduit Purchaser to fund or maintain Purchases during such Interest Period as determined by or on behalf of such Conduit Purchaser, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such commercial paper notes and to net payments owed or received by such Conduit Purchaser under any Hedge Agreements entered into by such Conduit Purchaser in connection with such allocated commercial paper; provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Interest Period for the purposes of this clause (b), the Conduit Purchaser shall for such component use the rate resulting from converting such discount rate into an interest bearing equivalent rate per annum, and (c) with respect to the Conduit Purchasers which are members of any Purchaser Group which becomes a party hereto pursuant to an Assignment and Assumption Agreement or a Joinder Agreement, the rate defined as the "CP Rate" in such Assignment and Assumption or Joinder Agreement.

      "CNAI" has the meaning specified in the preamble to this Agreement.

      "CRC" has the meaning specified in the preamble to this Agreement.

      "Eligible Assignee" means (a) a Conduit Assignee or (b) a depository institution organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (i) whose senior long-term unsecured debt obligations are rated at least (A) "A-" or better by Standard & Poor's, and (B) "A3" or better by Moody's, (ii) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), and (iii) which has a combined capital and surplus of at least $500,000,000.

      "Expiration Date" means, at any time, the last day of the Term then in effect, or if such Term is extended pursuant to Section 2.06, the last day of the resulting Extension Term. The Expiration Date with respect to the Initial Term is August 22, 2002.

      "Extension Term" has the meaning specified in Section 2.06.

      "Fee Letter" shall mean, for each Purchaser Group, a letter between its Managing Agent and the Transferor setting out the applicable fees for such Purchaser Group.

      "Fleet" has the meaning specified in the preamble to this Agreement.

      "FSI" has the meaning specified in the preamble to this Agreement.

      "Hedge Agreements" means any financial futures contract, option, forward contract, warrant, swap, swaption, collar, floor, cap and other agreement, instrument and derivative and other transactions of a similar nature (whether currency linked, rate linked, index linked, insurance risk linked, credit risk linked or otherwise) entered into by a Conduit Purchaser.

      "Increase" has the meaning specified in Section 2.02.

      "Increase Amount" has the meaning specified in Section 2.02.

      "Initial Term" means, with respect to each Committed Purchaser's Commitment, the period which commences on the date hereof and ends on August 22, 2002.

      "Invested Percentage" means, for a Purchaser on any day, the percentage equivalent of (a) (i) the aggregate principal amount of the Purchase and all Increases funded by such Purchaser prior to such day, minus (ii) the aggregate amount of principal payments made to such Purchaser pursuant to the Series 2001-1-VFC Supplement and this Agreement prior to such day, minus (iii) the portion, if any, of the Class A Funded Amount assigned by such Purchaser to an Assignee pursuant to an assignment executed and delivered pursuant to Section 7.01 of this Agreement, divided by (b) the aggregate Class A Funded Amount on such day.

      "Joinder Agreement" means a Joinder Agreement, in substantially the form of Exhibit D hereto, executed by Transferor, Servicer, the Program Agent, each Person which becomes a party hereto as a member of a Purchaser Group (or Purchaser Groups) which is added hereto.

      "Liquidity Provider" means the Person or Persons which provide liquidity support to a Conduit Purchaser or a Committed Purchaser that issues Commercial Paper, pursuant to a Liquidity Provider Agreement.

      "Liquidity Provider Agreement" means an agreement between a Conduit Purchaser and a Liquidity Provider evidencing the obligation of such Liquidity Provider to provide liquidity support to such Conduit Purchaser in connection with the issuance by such Conduit Purchaser of Commercial Paper.

      "Managing Agents" means, (a) with respect to the Purchaser Group of which CRC is a member, CNAI, (b) with respect to the Purchaser Group of which Blue Keel is a member, FSI and (c) with respect to any other Purchaser Group, the financial institution or other Person identified as such in the Assignment and Acceptance Agreement or Joinder Agreement pursuant to which the members of such Purchaser Group became parties hereto.

      "Managing Agent's Account" means, (a) with respect to CNAI, that certain account at Citibank, N.A., ABA #: 0210-0008-9, Acct #: 40517805, Ref: CRC Redemption Account, Attn: Harrison, (b) with respect to FSI, that certain account at Fleet National Bank, ABA #: 011 000 138, Account #: 9405189033, Blue Keel Funding, LLC, Ref: Stage Stores and (c) with respect to any other Managing Agent, the account identified as such by such Managing Agent to the Transferor, the Servicer, the Trustee and the Program Agent.

      "Monthly Payment Instructions" means the Monthly Payment Instructions and Notification to the Trustee delivered to the Trustee by the Servicer pursuant to Section 4.9 of the Series 2001-1-VFC Supplement.

      "Obligations" means all obligations of the Originator, the Transferor, the Servicer or the Parent to any one or more of the Trustee, the Trust, the Conduit Purchasers, the Committed Purchasers, each other Indemnified Party and its respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

      "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of August 24, 2001, among the Transferor, the Servicer and the Trustee, as amended, supplemented or otherwise modified from time to time.

      "Program Agent" means CNAI, together with its successors and assigns as agent for the Purchasers.

      "Pro Rata Share" means, for a Purchaser Group at any time of determination, a fraction (expressed as a percentage) having the Purchaser Group Limit for such Purchaser Group as its numerator and the Series 2001-1-VFC Class A Purchase Limit as its denominator; provided, however, that if any Purchaser fails to fund any amount as required hereunder, "Pro Rata Share" shall mean, for purposes of making all distributions hereunder, a fraction (express as a percentage) having the actual portion of the outstanding Class A Invested Amount funded by each Purchaser Group as its numerator and the outstanding Class A Invested Amount as its denominator.

      "Purchase" means the purchase under Section 2.01 of a Class A Certificate by each Managing Agent on behalf of the Purchasers in the related Purchaser Group.

      "Purchase Date" means the date on which the Purchase of the Class A Certificates occurs.

      "Purchase Price" means, with respect to the Class A Certificates, the price specified in the notice from the Transferor (substantially in the form of Exhibit B hereto) delivered on or before the Purchase Date pursuant to Section 2.05(a).

      "Purchaser Group" means each group of Purchasers consisting of one or more Conduit Purchasers, the related Committed Purchasers, a Managing Agent and their respective assigns and participants.

      "Purchaser Group Limit" means, (a) with respect to the Purchaser Group for which CNAI acts as Managing Agent, $142,500,000, as such amount may be decreased pursuant to Section 2.04 hereof, or reduced by Assignment pursuant to Section 7.01 hereof, (b) with respect to the Purchaser Group for which FSI acts as Managing Agent, $57,500,000 , as such amount may be decreased pursuant to Section 2.04 hereof, or reduced by Assignment pursuant to Section 7.01 hereof, and (c) with respect to any other Purchaser Group, the amount indicated in the Assignment and Acceptance Agreement or Joinder Agreement by which the members of such Purchaser Group become parties to this Agreement, as such amount may be decreased pursuant to Section 2.04 hereof, or reduced by Assignment pursuant to Section 7.01 hereof.

      "Purchasers" means, collectively, the Conduit Purchasers and the Committed Purchasers.

      "Register" has the meaning specified in Section 7.04.

      "Section 1446 Amounts" has the meaning specified in Section 3.03(g).

      "Series 2001-1-VFC Class A Certificate Interest" means each interest in the Class A Certificates acquired by a Conduit Purchaser or a Committed Purchaser.

      "Series 2001-1-VFC Class A Purchase Limit" means, as of any date, $200,000,000 (or, if less, the aggregate amount of Commitments of all Committed Purchasers who as of such date are party to this Agreement) as such amount shall have been reduced pursuant to Section 2.04 hereof.

      "Series 2001-1-VFC Supplement" means the Series 2001-1-VFC Supplement dated as of the date hereof among the Transferor, the Servicer and the Trustee.

      "Servicer" has the meaning specified in the preamble to this Agreement.

      "SRLLC" shall mean Stage Receivable Mgmt LLC, a Texas limited liability company.

      "Term" means, with respect to each Commitment, the Initial Term and each Extension Term as provided in Section 2.06.

      "Transferor" has the meaning specified in the preamble to this Agreement.

      Other Definitional Provisions.
        All accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under GAAP or regulatory accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained herein shall control.
        The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" means "including without limitation".
        Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".
        The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms, and to the masculine as well as the feminine and neuter genders, of such terms.

  THE PURCHASE; INCREASES

      The Purchase.
        On the terms and subject to the conditions set forth in this Agreement, the Pooling and Servicing Agreement and the Series 2001-1-VFC Supplement, and in reliance on the covenants, representations and agreements set forth herein and therein, (i) the Transferor agrees to sell, transfer and deliver to each Managing Agent on behalf of the Purchasers in the related Purchaser Group, and (ii) each Conduit Purchaser, acting through its Managing Agent, may, in its discretion, and each Committed Purchaser, acting through its Managing Agent, shall, if the related Conduit Purchaser determines not to so purchase, purchase, on the Closing Date, an interest in the Class A Certificate issued to its Managing Agent having an aggregate maximum face amount equal to the applicable Purchaser Group Limit. If the Purchase of an interest in the Class A Certificate for any Purchaser Group is made by the Committed Purchasers in such Purchaser Group, such Purchaser Group's Pro Rata Share of the Purchase Price for the Class A Certificates shall be allocated among the Committed Purchasers for such Purchaser Group based on their respective Committed Percentages. Without limiting any other provision of this Agreement, the obligation of any Purchaser to purchase an interest in an Investor Certificate is subject to the satisfaction of the conditions precedent set forth in Section 4.01 hereof.
        Under no circumstances shall (i) any Purchaser make any purchase of Class A Certificates on any day if, as a result thereof, the related Purchaser Group's Pro Rata Share of the Class A Funded Invested Amount would exceed its Purchaser Group Limit or (ii) any Committed Purchaser fund any portion of a purchase to the extent that, after giving effect to such funding, such Committed Purchaser's Invested Percentage of the Class A Invested Amount would exceed its Commitment.
      Increases.
        So long as the Conversion Date has not occurred, the Conduit Purchasers in each Purchaser Group, through their respective Managing Agent, may (but are not committed to) at the request of the Transferor made no more frequently than once per week, and subject to the satisfaction of the conditions precedent set forth in Article IV, fund increases of the Class A Funded Amount (each such increase, an "Increase" and the amount thereof, the Increase Amount") to the extent of such Purchaser Group's Pro Rata Share of the applicable Increase Amount, to be allocated among the Conduit Purchasers by their respective Managing Agents. If any Conduit Purchaser chooses at any time not to fund all or any portion of its portion of such Purchaser Group's Pro Rata Share of an Increase Amount when requested by Transferor, the related Committed Purchasers, through their respective Managing Agent, shall, if the date of such Increase occurs prior to the expiration of the current Term, and subject to the provisions of Section 3.02 hereof, fund such portion in amounts to be allocated among such Committed Purchasers based on their respective Committed Percentages. Each funding of a Purchaser Group's Pro Rata Share of an Increase shall be paid by the related Conduit Purchasers or Committed Purchasers, as applicable, shall be made in accordance with Section 2.05 hereof and shall represent the acquisition of Series 2001-1-VFC Class A Certificate Interests in an amount equal to the increase in such Purchaser Group's Pro Rata Share of the outstanding Class A Invested Amount. Each Managing Agent shall provide prompt notice to the Program Agent and the Program Agent shall provide prompt notice to the Transferor if the related Conduit Purchaser elects not to fund an Increase.
        Under no circumstances shall (i) any Purchaser fund any portion of an Increase (whether directly or pursuant to a withdrawal from the Conversion Funding Account) to the extent that, after giving effect to such funding, the related Purchaser Group's Pro Rata Share of the Class A Funded Amount would exceed its Purchaser Group Limit or (ii) any Committed Purchaser fund any portion of an Increase (whether directly or pursuant to a withdrawal from the Conversion Funding Account) to the extent that, after giving effect to such funding, such Committed Purchaser's Invested Percentage of the Class A Funded Amount would exceed its Commitment.
      Class A Certificates. On the Purchase Date, on each date on which an Increase in the Class A Funded Amount is funded hereunder and on each date on which each of the Class A Invested Amount and the Series 2001-1-VFC Class A Purchase Limit is reduced, a duly authorized officer or employee of the Program Agent and each Managing Agent shall make appropriate notations in its books and records of the Purchase Price or Increase Amount or the amount of such reduction, as applicable, and the allocation thereof in accordance with the terms of this Agreement. Each of the Servicer, the Transferor and the Trustee hereby authorizes each duly authorized officer and employee of the Program Agent and each Managing Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on the Servicer, the Transferor and the Trustee absent manifest error.
      Reductions to the Series 2001-1-VFC Class A Purchase Limit. The Transferor may, from time to time, upon at least ten Business Days' prior written notice to the Program Agent, each Managing Agent and the Trustee, elect to reduce the Series 2001-1-VFC Class A Purchase Limit by an amount up to the difference between the Series 2001-1-VFC Class A Purchase Limit at such time and the Class A Funded Amount at such time. Any such reduction shall be permanent and shall reduce the Purchaser Group Limits of the Purchaser Groups ratably unless otherwise agreed by the Purchaser Groups. Any such reduction of the Purchaser Group Limit for any Purchaser Group shall reduce permanently the Commitments of the Committed Purchasers in such Purchaser Group ratably in accordance with the Committed Percentages of such Committed Purchasers immediately prior to such reduction.
      Procedures for Making the Purchase and Increases.
        Notice of the Purchase and Increases. The Purchase and each Increase shall occur on a Business Day and shall be made or funded on notice from the Transferor (substantially in the form of Exhibit B hereto, in the case of the Purchase, or Exhibit C hereto, in the case of an Increase) to the Program Agent, to be received by the Program Agent not later than 1:00 p.m. (New York City time) on, in the case of the Purchase, the third Business Day (or such shorter time as may be agreed to by the Transferor and the Program Agent), immediately preceding the Purchase Date or, in the case of an Increase, on the second Business Day immediately preceding the date of such Increase (with a copy provided to each Managing Agent and the Trustee); provided, however, that if interest in respect of all or any portion of the Increase Amount for the initial Interest Period for the resulting Increase is the Assignee Rate to be calculated at a rate based on the Adjusted Eurodollar Rate, then such notice must be received not later than 1:00 p.m. (New York City time) on the third Business Day preceding the date of such Increase. Any notice with respect to the Purchase shall specify the Purchase Price for the Class A Certificates (which amount must be at least $2,000,000 or and integral multiple of $500,000 in excess of such amount, and shall be allocated among the Purchaser Groups based upon each Purchaser Group's Pro Rata Share of the aggregate amount funded on the Purchase Date, and, to the extent applicable, among the Committed Purchasers for each Purchaser Group based upon their respective Committed Percentages) and the Purchase Date. Each notice with respect to an Increase shall specify the Increase Amount for such Increase (which Increase Amount shall be at least $2,000,000 or an integral multiple of $500,000 in excess of such amount, or if less, the entire undrawn Series 2001-1-VFC Purchase Limit, and shall be allocated among the Purchaser Groups based upon each Purchaser Group's Pro Rata Share of the Increase Amount, and, to the extent applicable, among the Committed Purchasers for each Purchaser Group based upon their respective Committed Percentages) and the date of the Increase.
        Delivery of the Class A Certificates. On the Purchase Date, the Transferor will deliver to each Managing Agent, on behalf of the Purchasers in the related Purchaser Group, a Class A Certificate dated the Purchase Date, duly executed by the Transferor, registered in the name of such Managing Agent, for the benefit of such Purchasers, and duly authenticated in accordance with the provisions of the Pooling and Servicing Agreement, against delivery by each Managing Agent, on behalf of the Purchasers in the related Purchaser Group, to the Transferor, of such Purchaser Group's Pro Rata Share of the Purchase Price for the Class A Certificates.
        Funding of the Purchase and Increases. On the Purchase Date and any date prior to the Conversion Date on which an Increase is funded, the Conduit Purchasers or the Committed Purchasers, as applicable, shall, upon satisfaction of the applicable conditions set forth in Article IV, deposit in the Transferor's Account, (i) in the case of the Conduit Purchaser, the applicable Purchaser Group's Pro Rata Share of the Purchase Price for the Class A Certificates or the applicable Purchaser Group's Pro Rata Share of the Increase Amount or (ii) in the case of each Committed Purchaser, its Committed Percentage of the applicable Purchaser Group's Pro Rata Share of the Purchase Price for the Class A Certificates or the applicable Purchaser Group's Pro Rata Share of the Increase Amount, in each case in same day funds. On any date on or after the Conversion Date on which an Increase is funded, subject to satisfaction of the applicable conditions set forth in Article IV and Section 2.08, the applicable Increase Amount shall be withdrawn from the Conversion Funding Account and paid to the Transferor as contemplated in Section 4.17(e) of the Series 2001-1-VFC Supplement, and each Committed Purchaser shall be deemed to have funded such Increase in an amount equal to its Committed Percentage of the applicable Purchaser Group's Pro Rata Share of the Increase Amount with respect to such Increase.
      Interest, Fees, Expenses, Etc.
        Interest shall accrue on the Class A Funded Amount and the Conversion Funding Amount during each Interest Period (or portion thereof) at the following rates:
          Except as otherwise provided in clause (ii) or (iii) below, each Conduit Purchaser's Invested Percentage of the daily average Class A Funded Amount during such Interest Period (or portion thereof) shall bear interest at a rate per annum equal to the applicable CP Rate for such Interest Period (or portion thereof).
          If and to the extent that a Conduit Purchaser at any time determines that it is unable to or is unwilling to raise funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of its Invested Percentage of all or any portion of the daily average Class A Funded Amount during such Interest Period (or portion thereof), upon notice from the Conduit Purchaser to the Managing Agent for the applicable Purchaser Group, such portion of the Conduit Purchaser's Invested Percentage of the daily average Class A Funded Amount during such Interest Period (or portion thereof) shall bear interest at a rate per annum equal to the Assignee Rate for such Interest Period (or portion thereof).
          From and after the earlier of the Conversion Date and the occurrence of an Early Amortization Event with respect to Series 2001-1-VFC, each Conduit Purchaser's Invested Percentage of the daily average Class A Funded Amount during any Interest Period (or portion thereof) shall bear interest at a rate per annum equal to the Assignee Rate for such Interest Period (or portion thereof).
          Each Committed Purchaser's Invested Percentage of the daily average Class A Funded Amount during such Interest Period (or portion thereof) shall bear interest at a rate per annum equal to the Assignee Rate for such Interest Period (or portion thereof).
          Each Committed Purchaser's Committed Percentage of its Purchaser Group's Pro Rata Share of the daily average Conversion Funding Amount during such Interest Period (or portion thereof), shall bear interest at a rate per annum equal to the Assignee Rate for such Interest Period (or portion thereof).
        For any Distribution Date, the excess, if any, of (i) the sum of (A) accrued and unpaid interest on the Class A Funded Amount and the Conversion Funding Amount, if any, computed in accordance with clause (a) above, (B) the fees, computed in accordance with the Fee Letters, due on such Distribution Date, and (C) accrued and unpaid interest on any Class A Interest Shortfall for any prior Distribution Date computed in accordance with this Section 2.06(b), over (ii) the aggregate amount of funds allocated and available to pay such amounts on such Distribution Date in accordance with the Series 2001-1-VFC Supplement, shall be the "Class A Interest Shortfall" for such Distribution Date. Any Class A Interest Shortfall shall accrue interest (after as well as before judgment) at the Alternate Base Rate from time to time in effect from and including the due date thereof to but excluding the date such Class A Interest Shortfall is actually paid.
        Each Managing Agent shall be entitled to be paid (as a portion of Class A Monthly Interest and Fees), for the account of the members of its Purchaser Group (to be allocated among such Purchaser Group members as separately agreed between such Managing Agent and the members of its Purchaser Group), the fees specified in the applicable Fee Letter to be included in Class A Monthly Interest and Fees. Such fees shall be payable on each Distribution Date for the most recently completed Interest Period (or portion thereof) and on the date of the termination of this Agreement.
        In the event that for any reason, (i) the basis for calculation of interest on a Conduit Purchaser's Invested Percentage of the Class A Funded Amount shall change from the applicable CP Rate to the Assignee Rate or (ii) a Conduit Purchaser receives any repayment of its share of the Class A Funded Amount, and the date of such change or of such repayment is not the maturity date for all Commercial Paper allocated by such Conduit Purchaser to funding its purchase or maintenance of the affected portion of its Invested Percentage of the Class A Funded Amount, then in any such case the Conduit Purchaser shall be entitled to receive an amount equal to any loss or reasonable out-of-pocket cost or expense suffered by such Conduit Purchaser as a result of such change or such repayment, including any loss or reasonable out-of-pocket cost or expense suffered by such Conduit Purchaser by reason of its issuance of Commercial Paper or its incurrence of other obligations allocated by such Conduit Purchaser to the funding of its affected share of the Class A Funded Amount, or redeploying funds prepaid or repaid, in amounts which correspond to its affected share of the Class A Funded Amount. Notwithstanding the foregoing, if the Conduit Purchaser has received written notice from the Servicer of the maximum amount of an expected repayment of its share of the Class A Funded Amount and the expected date or dates of such repayment (which notice may state that such maximum amount is expected to be repaid in whole or in part on successive Distribution Dates from amounts available to pay principal on the Class A Certificates until such entire amount has been paid), the Conduit Purchaser shall not be entitled to indemnification pursuant to clause (ii) of the preceding sentence by reason of the repayment on any date specified in such notice of the share of the Class A Funded Amount specified therein (up to the maximum amount of the expected repayment specified in such notice with respect to such date) for costs or expenses attributable to Commercial Paper which are issued after the Business Day on which such notice was received by such Conduit Purchaser and which mature after such repayment date. All amounts payable to the Conduit Purchasers under this Section 2.06(d) shall be referred to as "Class A Commercial Paper Breakage Costs." Class A Commercial Paper Breakage Costs shall be due and payable on the first Distribution Date following the date of delivery of the certificate described in Section 2.06(f) with respect to such Class A Commercial Paper Breakage Costs.
        In the event that for any reason (i) any Purchaser receives any repayment of its share of the Class A Funded Amount which bears interest computed by reference to the Adjusted Eurodollar Rate and (ii) the Transferor has not given notice of the amount of such repayment to the Managing Agent with respect to such Purchaser by 5:00 p.m., New York City time, on the second London Business Day prior to the date of such payment, then in any such case such Purchaser shall be entitled to receive an amount equal to any loss or reasonable out-of-pocket expense suffered by such Purchaser (or any applicable Liquidity Provider) as a result of such repayment, including any loss or reasonable out-of-pocket cost or expense suffered by such Purchaser (or any applicable Liquidity Provider) by reason of the incurrence by such Purchaser (or any applicable Liquidity Provider) of obligations allocated by such Purchaser to its funding or the maintenance of its funding of its affected share of the Class A Funded Amount, or redeploying by such Purchaser (or any applicable Liquidity Provider) of funds prepaid or repaid, in amounts which correspond to its affected share of the Class A Funded Amount. All amounts payable to the Purchasers under this Section 2.06(e) shall be referred to as "Class A Eurodollar Breakage Costs". Class A Eurodollar Breakage Costs shall be due and payable on the first Distribution Date following the date of delivery of the certificate described in Section 2.06(f) with respect to such Class A Eurodollar Breakage Costs.
        A statement setting forth in reasonable detail the calculations of any Class A Commercial Paper Breakage Costs or Class A Eurodollar Breakage Costs payable pursuant to Section 2.06(d) or 2.06(e) submitted by a Managing Agent to the Transferor and the Servicer and shall be conclusive absent manifest error.
        Any Class A Additional Amounts which are not paid on the due date thereof (without regard to any limitations set forth herein or in the Series 2001-1-VFC Supplement on the sources from which such amount may be paid), including interest payable pursuant to this clause (g) in respect of such unpaid Class A Additional Amounts, shall accrue interest (after as well as before judgment) from and including the due date thereof to but excluding the date on which such amount is actually paid at the Alternate Base Rate, payable on demand and in any event on each Distribution Date.
      Computation of Interest.
        Interest calculated by reference to the CP Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Any interest calculated by reference to the Alternate Base Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Periodic fees or other periodic amounts payable hereunder shall be calculated on the basis of a 360-day year and for the actual days elapsed. All payments due to the Conduit Purchasers are to be received by 11:00 a.m. (New York time). Any payments made after such time shall be deemed to be paid on the following Business Day and accrue interest until paid.
        On or before each Class A Rate Determination Date, each Managing Agent shall determine the CP Rate and the Assignee Rate applicable for the related Interest Period with respect to its Purchaser Group. Such determination of the applicable CP Rate may be based on the estimate of such CP Rate if the actual rate is not then known to such Managing Agent, and in such case, such Managing Agent shall, on the following Class A Rate Determination Date determine the amount of any variation between interest payable in respect of its Purchaser Group for the applicable Interest Period based on such estimate and interest which should have been payable for such Interest Period based on its final determination of the applicable CP Rate. The amount of any shortfall in interest based on such variation shall be deferred (without interest thereon) and be included in the portion of Class A Monthly Interest and Fees payable in respect of the applicable Purchaser Group for the following Interest Period, and the amount of any overpayment of interest based on such variation shall be credited (without interest thereon), dollar for dollar, against the portion of Class A Monthly Interest and Fees otherwise payable in respect of the applicable Purchaser Group for the following Interest Period. Each determination by a Managing Agent of the applicable CP Rate pursuant to this Agreement shall be conclusive and binding on the Purchasers, the Program Agent, the Transferor, the Servicer and the Trustee in the absence of manifest error.
        Each Managing Agent shall notify the Servicer and the Trustee in writing on each Class A Rate Determination Date of the CP Rate and the Assignee Rate, as applicable, with respect to its Purchaser Group and the amount of Class A Monthly Interest and Fees for the related Interest Period payable with respect to its Purchaser Group. Any such notification from a Managing Agent may be based on the estimate of the CP Rate as described in Section 2.07(b) and upon estimates of the Class A Monthly Interest and Fees with respect to its Purchaser Group if the actual amount is not then known to such Managing Agent. In any such case, each Managing Agent shall notify the Servicer and the Trustee in writing on or before the following Class A Rate Determination Date of the amount of any variation, if any, between the estimated Class A Monthly Interest and Fees with respect to its Purchaser Group and the actual Class A Monthly Interest and Fees with respect to its Purchaser Group for the preceding Interest Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Period. Subject to any Estimated Interest Adjustment, each determination of the Class A Monthly Interest and Fees with respect to its Purchaser Group by a Managing Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Purchasers, the Transferor, the Servicer and the Trustee in the absence of manifest error.
        On each Distribution Date, the Servicer shall direct the Trustee, pursuant to Section 5.1 of the Series 2001-1-VFC Supplement, to distribute, in accordance with the Monthly Payment Instructions, to each Managing Agent for remittance as contemplated in Section 6.06(b), the aggregate amount of Class A Monthly Interest and Fees payable to the members of the applicable Purchaser Group on such Distribution Date, each such amount to be determined by the Servicer on the basis of the information supplied to the Servicer for the applicable Interest Period pursuant to Section 2.07(c). In the event that the aggregate amount available to be distributed to the Managing Agents in respect of Class A Monthly Interest and Fees is less than the total amount of Class A Monthly Interest and Fees payable to all members of all Purchaser Groups on the applicable Distribution Date, such aggregate amount available shall be distributed to each Managing Agent ratably based upon the aggregate amount of Class A Monthly Interest and Fees payable to such Managing Agent on such Distribution Date for remittance in accordance with Section 6.06(b), assuming no such shortfall.
        On each Distribution Date, the Servicer shall direct the Trustee to distribute, in accordance with the Monthly Payment Instructions, to each Managing Agent for remittance as contemplated in Section 6.06(b), the aggregate amount of outstanding Class A Additional Amounts payable to the members of the applicable Purchaser Group on such Distribution Date, each such amount to be determined by the Servicer on the basis of any certificate delivered pursuant to Section 2.06(f) or demand made pursuant to Section 3.02 or 3.03. In the event that the aggregate amount available to be distributed to the Managing Agents in respect of Class A Additional Amounts is less than the total amount of Class A Additional Amounts payable to all members of all Purchaser Groups on the applicable Distribution Date, such aggregate amount available shall be distributed to each Managing Agent ratably based upon the aggregate amount of Class A Additional Amounts payable to such Managing Agent on such Distribution Date for remittance in accordance with Section 6.06(b), assuming no such shortfall.
      Extension of Term; Conversion Funding.
        No earlier than 60 days, but no later than 30 days, prior to the expiration of the Initial Term or any Extension Term, the Transferor may request an extension of such Term (such extended period being an "Extension Term") for a period of up to 364 days from the then effective Expiration Date by delivery to the Program Agent of an extension request specifying the last day with respect to the requested Extension Term, which request the Program Agent shall forward to each Managing Agent for delivery to the Committed Purchasers. Each Committed Purchaser may, in its sole and absolute discretion, extend its Commitment by delivering to the Program Agent, Trustee and the applicable Managing Agent a written notice of such Committed Purchaser's agreement to extend, which each Committed Purchaser shall deliver to the Program Agent and the applicable Managing Agent no later than 20 days after such Committed Purchaser receives any such request for extension; provided, however, that any such extension shall be ineffective if an Early Amortization Event has occurred and is continuing at the time of the proposed commencement of such Extension Term. Failure of a Committed Purchaser to deliver a notice of such Committed Purchaser's intent to grant an Extension Term shall be deemed to be an election by such Committed Purchaser not to grant an Extension Term. Unless otherwise agreed by the Program Agent and the applicable Managing Agents, if less than all of the Committed Purchasers have elected to grant an Extension Term and the Program Agent or the applicable Managing Agents have been unable to replace after reasonable efforts any Committed Purchaser which has declined to grant an Extension Term, such request for an Extension Term shall be withdrawn and the Program Agent will so notify the Managing Agents, the Committed Purchasers, the Trustee and the Transferor prior to the Expiration Date for the current Term. Upon the extension of any Term, the last day of the succeeding Extension Term as specified in the Transferor's extension request shall becomes the Expiration Date.
        If the Transferor has requested an Extension Term pursuant to Section 2.08(a), the Expiration Date of the requested Extension Term is no later than the Scheduled Amortization Date and such request is deemed to have been withdrawn as provided in Section 2.08(a) as a result of one or more Committed Purchaser's declining to agree to the requested extension, then, the Transferor may, upon written notice (such notice, a "Conversion Notice") delivered not later than ten days before the then effective Expiration Date to the Servicer, the Trustee, the Program Agent and each Managing Agent (who shall promptly notify the Committed Purchasers in its respective Purchaser Group thereof), require each Committed Purchaser to make a Conversion Funding (as defined below). The Conversion Notice shall (i) expressly state the date on which such conversion shall occur (such date being the "Conversion Date"), which date shall be the then effective Expiration Date, or, if such date is not a Business Day, the immediately preceding Business Day, (ii) be irrevocable once given and (iii) constitute a representation and warranty by the Transferor that the applicable conditions contained in Article IV and this Section 2.08 have been satisfied as of the date of such Conversion Notice and as of the Conversion Date. Upon delivery of such Conversion Notice, the Transferor's option to request extensions of the Expiration Date under Section 2.08(a) shall terminate.
        Following delivery of a Conversion Notice, but in any event prior to the Conversion Date, the Servicer shall direct the Trustee to establish the Conversion Funding Account, as contemplated in Section 4.17 of the Series 2001-1-VFC Supplement. On the Conversion Date, subject to satisfaction of the applicable conditions set forth in Article IV and this Section 2.08, each Committed Purchaser shall make an advance (each individually, a "Conversion Funding") to be remitted to the Managing Agent for the applicable Purchaser Group, in an amount equal to such Committed Purchaser's Committed Percentage of the excess, if any of the Purchaser Group Limit of such Committed Purchaser's Purchaser Group over such Committed Purchaser's Invested Percentage of the outstanding Class A Funded Amount. Each Managing Agent, out of the aggregate proceeds of the Conversion Fundings for the related Purchaser Group, shall first, pay to the related Conduit Purchaser an amount equal to the such Conduit Purchaser's Invested Percentage of the outstanding Class A Funded Amount, and then deposit all remaining proceeds of such proceeds into the Conversion Funding Account. It shall be a condition precedent to any Conversion Funding that the Program Agent and each Managing Agent shall have received evidence satisfactory to them of the establishment of the Conversion Funding Account as contemplated in Section 4.17 of the Series 2001-1-VFC Supplement.

  FEES AND YIELD PROTECTION

      Fees. Without limitation to any amounts otherwise payable pursuant to the terms of this Agreement, the Transferor shall pay to each Managing Agent such fees for its own account and for the account of the Purchaser Groups in such amounts and at such times as set forth in their respective Fee Letters.
      Increased Costs.
        If, due to either (i) the introduction or any change in or in the interpretation of any law or regulation (other than any change by way of imposition or increase of reserve requirements included in determining the Adjusted Eurodollar Rate) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case occurring after the Purchase Date, there shall be any increase in the cost, on an after-tax basis, to any Affected Person of any commitment to make the Purchase, to fund Increases, to make or maintain Conversion Fundings, to provide liquidity in connection with the Purchase or any such Increase or otherwise to maintain the investment in the Class A Certificates or Series 2001-1-VFC Certificate Interests (excluding for purposes of this Section 3.02 any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 3.03 will govern) and (B) changes in the basis of taxation of overall net income or overall gross income (and franchise taxes imposed in lieu thereof) by the United States or by the foreign jurisdiction or state (or any political subdivision thereof) under the laws of which such Affected Person is organized or in which it is otherwise doing business) then the Transferor shall from time to time, on or before the first Distribution Date following demand by such Affected Person (with a copy of such demand to the Program Agent and the applicable Managing Agent), pay to the applicable Managing Agent, for the account of such Affected Person (as a third party beneficiary), additional amounts sufficient to compensate such Affected Person for such increased cost. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Transferor and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest effort.
        If (i) the introduction of or change in or in the interpretation of any law or regulation, (ii) compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case occurring after the Purchase Date, affects or would affect the amount of capital required or expected to be maintained by any Affected Person, or any corporation controlling any Affected Person, and that the amount of such capital is increased by or based upon the existence of such Affected Person's commitment to make the Purchase, to fund Increases, to make or maintain Conversion Fundings, to provide liquidity in connection with the Purchase or any such Increase or otherwise to maintain its investment in the Class A Certificates or Series 2001-1-VFC Class A Certificate Interests, then, on or before the first Distribution Date following demand to the Transferor by such Affected Person (with a copy of such demand to the Program Agent and the applicable Managing Agent) the Transferor shall pay to the applicable Managing Agent for the account of such Affected Person (as a third party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person, in light of the circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of such Affected Person's commitment to make the Purchase or fund Increases, to make or maintain Conversion Fundings or otherwise to maintain its investment in the Class A Certificates or Series 2001-1-VFC Class A Certificate Interests. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Transferor and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.
        Each Affected Person will promptly notify the Transferor, the Program Agent and the applicable Managing Agent of any event of which it has knowledge which is reasonably likely to entitle such Affected Person to compensation pursuant to this Section 3.02; provided, however, that no failure to give or delay in giving such notification shall adversely affect the rights of such Affected Person to such compensation.
      Taxes.
        Except as provided in subsection (g) below, any and all payments and deposits hereunder or under any other Transaction Document to or for the benefit of any Affected Person (including any payments or deposits made by the Servicer) shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Affected Person, taxes imposed on, or measured by reference to, its overall net income or net profits (and franchise taxes imposed in lieu thereof) by any of (i) the United States or any state thereof, (ii) the jurisdiction under the laws of which such Affected Person is organized or in which it is otherwise doing business or (iii) any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments and deposits hereunder being hereinafter referred to as "Taxes"). In addition to, without duplication, the Transferor's indemnity obligations under Section 7.4 of the Pooling and Servicing Agreement, if the Transferor, the Parent, the Trust or the Trustee shall be required by law to deduct or pay any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any other Transaction Document or any instrument delivered hereunder or thereunder, to or for the benefit of any Affected Person, except as provided in subsection (g) below, (i) the Transferor shall increase the sum payable by it, the Parent, the Trust or the Trustee, as the case may be, as may be necessary so that after making all required deductions or payments (including deductions or payments applicable to additional sums required to be paid or deposited under this Section 3.03) the amount received by the relevant Affected Person, or otherwise deposited hereunder or thereunder, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (ii) the Transferor shall make such deductions or payments, or cause such deductions or payments to be made, and (iii) the Transferor shall pay or cause to be paid the full amount deducted or payable to the relevant taxation authority or other authority in accordance with applicable law.
        In addition, the Transferor shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment or deposit made under any Transaction Document or from the execution, delivery or registration of, performing under, or otherwise with respect to, any Transaction Document (hereinafter referred to as "Other Taxes").
        The Transferor will indemnify each Affected Person for and hold it harmless against the full amount of Taxes and Other Taxes as well as for the full amount of any net increase in taxes of any kind imposed by any jurisdiction on amounts payable under this Section 3.03, imposed on or paid by such Affected Person (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or required to be paid with respect thereto. This indemnification shall be made on or before the first Distribution Date following the date such Affected Person makes written demand therefor to the Transferor (with a copy to the Program Agent and the applicable Managing Agent). A certificate as to the amount of such indemnification submitted to the Transferor, the Program Agent and the applicable Managing Agent by such Affected Person setting forth the calculation thereof in reasonable detail shall be conclusive and binding for all purposes, absent manifest error.
        Within 30 days after the date of any payment of Taxes, the Transferor or the Trustee (as the case may be) shall furnish to the Program Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of the Transferor through an account or branch outside the United States or by or on behalf of the Transferor by a payor that is not a United States person, if the Transferor determines that no Taxes are payable in respect thereof, the Transferor shall furnish, or shall cause such payor to furnish, to the Program Agent, at such address, an Opinion of Counsel acceptable to the Program Agent stating that such payment is exempt from Taxes. For purposes of this Section 3.03(d) and Section 3.03(e), the terms "United States" and "United States Person" have the meanings specified in Section 7701 of the Code.
        Each Committed Purchaser that is not created or organized under the laws of the United States or a political subdivision thereof shall deliver to the Transferor and the Program Agent on the Purchase Date or the date on which such Purchaser becomes a party hereto or such person otherwise becomes entitled to payments in connection with this Agreement a true and accurate certificate executed in duplicate by a duly authorized officer of such Committed Purchaser to the effect that such Committed Purchaser is eligible to receive distributions hereunder without deduction or withholding of United States federal income tax (A) under the provisions of an applicable tax treaty concluded by the United States (in which case the certificate shall be accompanied by two duly completed and executed copies of IRS Form W-8BEN claiming treaty benefits (or any successor or substitute form or forms)), or (B) because its income from the Class A Certificates is effectively connected with a U.S. trade or business (in which case the certificate shall be accompanied by two duly completed copies of IRS Form W-8ECI (or any successor or substitute form or forms)). If any form or document referred to in this subsection (f) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by IRS Forms W-8BEN or W-8ECI, that a Committed Purchaser reasonably considers to be confidential, such Committed Purchaser shall give notice thereof to the Transferor and the Program Agent and shall not be obligated to include in such form or document such confidential information.
        For any period with respect to which a Committed Purchaser has failed to provide the Transferor and the Program Agent with the appropriate form described in Section 3.03(e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided by such Committed Purchaser or if such form otherwise is not required under Section 3.03(e) above), the Transferor shall not be required to make any additional payments under Section 3.03(a) above nor shall such Committed Purchaser be entitled to indemnification under Section 3.03(a) or Section 3.03(c) with respect to Taxes imposed by the United States; provided, however, that should a Committed Purchaser become subject to Taxes because of its failure to deliver a form required hereunder, the Transferor shall take such steps as such Committed Purchaser shall reasonably request to assist such Committed Purchaser to recover such Taxes.
        Notwithstanding anything to the contrary herein, following a final determination or Opinion of Counsel based on a Change in Tax Law that the Trust will be treated as a partnership for federal income tax purposes, the Transferor or the Trustee (at the written direction of the Transferor) shall be entitled to withhold any amounts required to be withheld with respect to an Affected Person under Section 1446 of the Code ("Section 1446 Amounts") and to pay or cause such amounts to be paid to the relevant taxation authority as authorized in accordance with applicable law, and such amounts shall be deemed to have been paid to the Affected Person for all purposes of this Agreement, including Section 3.03(a). If a Section 1446 Amount is withheld with respect to an Affected Person for a taxable period other than one with respect to which such Affected Person as of the date of withholding has filed or was required to file a U.S. federal income tax return, the Transferor shall (i) promptly provide the Affected Person with appropriate written evidence reflecting the amount of and the basis for such withholding and (ii) pay to such Affected Person as a portion of Class A Monthly Interest and Fees such additional interest as may accrue on such Section 1446 Amount from the date such amount was deemed paid to the Affected Person hereunder through the due date of the first federal income tax return (treating any required payment of estimated tax as a United States federal income tax return for such purpose) on which such Affected Person is able to take into account or otherwise request a credit or refund of such Section 1446 Amount, at a rate equal to the interest rate that would otherwise be applicable to the principal amount of the relevant Class A Certificates.
      Cost and Expenses.
        In addition to the rights of indemnification granted to the Indemnified Parties pursuant to Section 7.4 of the Pooling and Servicing Agreement, the Transferor agrees to pay on demand (i) all costs and expenses (including reasonable fees and expenses of counsel) of the Trustee, the Program Agent, the Managing Agents, the Purchasers and any general partner, limited partner or shareholder of the Purchasers in connection with the arrangement, preparation, execution, delivery, closing, administration, modification, amendment, extension or waiver of the Transaction Documents (including (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) all costs relating to obtaining or maintaining Enhancement, if any, (C) the reasonable fees and expenses of counsel for each Managing Agent with respect thereto (including with respect to advising each Managing Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Transaction Documents, with respect to negotiations with the Parent, the Transferor, the Servicer or the Originator or with other creditors of any such Person or any of its subsidiaries arising out of any Early Amortization Event or Servicer Default, or any event or circumstance that may give rise to an Early Amortization Event or Servicer Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (D) all other costs and expenses in connection therewith incurred by the Purchasers or any general or limited partner or shareholder of the Purchasers, including the reasonable fees and out-of-pocket expenses of counsel for the Purchasers or any counsel for any general or limited partner or shareholder of the Purchasers with respect to (1) advising the Purchasers or any general or limited partner or shareholder of the Purchasers as to its rights and remedies under the Transaction Documents or (2) advising the Purchasers or any general or limited partner or shareholder of the Purchasers as to matters relating to the Purchaser's operations with respect to the transactions contemplated under the Transaction Documents), (ii) all reasonable costs and expenses of the Trustee, the Program Agent, the Managing Agent, the Purchasers, any general partner, limited partner or shareholder of the Purchasers in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Transaction Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including the reasonable fees and expenses of counsel for the Trustee, the Program Agent, the Managing Agent, the Purchasers, any general partner, limited partner or shareholder of the Purchasers with respect thereto and (iii) all costs and expenses of the Trustee, the Program Agent, the Managing Agents, the Purchasers, and any general, limited partner or shareholder of the Purchasers incurred as a result of the delay in or omission to make any payment with respect to amounts due under clauses (i), (ii) and (iii) hereof.
        If the Parent, the Transferor, the Servicer or the Originator fails to pay when due any costs, expenses or other amounts payable by it under any Transaction Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Person by the Program Agent, any Managing Agent or any Committed Purchaser, in its sole discretion.
      Sharing of Payments, Etc. If any Purchaser shall obtain at any time any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of any Obligation due and payable to such Purchaser hereunder (other than pursuant to Section 3.02, 3.03 or 3.04 of this Agreement) which is in excess of its pro rata share (according to the proportion of (i) the amount of such Obligations due and payable to such Purchaser at such time to (ii) the aggregate amount of such Obligations due and payable to all Purchasers hereunder at such time) of payments on account of the Obligations due and payable to all Purchasers hereunder at such time obtained by all Liquidity Providers at such time or (b) on account of Obligations owing (but not due and payable) to such Purchaser hereunder at such time in excess of its pro rata share (according to the proportion of (i) the amount of such Obligations owing to such Purchaser at such time to (ii) the aggregate amount of such Obligations owing (but not due and payable) to all Purchasers hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all Purchasers hereunder at such time obtained by all Purchasers at such time, such Purchaser shall forthwith purchase from the other Purchasers such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Purchaser to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Purchaser, such purchase from each other Purchaser shall be rescinded and such other Purchaser shall repay to the purchasing Purchaser the purchase price to the extent of such Purchaser's ratable share (according to the proportion of (i) the purchase price paid to such Purchaser to (ii) the aggregate purchase price paid to all Purchasers) of such recovery together with an amount equal to such Purchaser's ratable share (according to the proportion of (i) the amount of such other Purchaser's required repayment to (ii) the total amount so recovered from the purchasing Purchaser) of any interest or other amount paid or payable by the purchasing Purchaser in respect of the total amount so recovered. The Transferor agrees that the Purchaser so purchasing a participation from another Purchaser pursuant to this Section 3.05 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Purchaser were the direct creditor of the Trust in the amount of such participation.

  CONDITIONS PRECEDENT TO THE PURCHASE AND ALL INCREASES

      Conditions Precedent to Initial Purchase. The making of the Purchase hereunder is subject to the Program Agent having received on or before the Purchase Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Managing Agents:
        certified copies of the resolutions of the Board of Directors of the Parent, SRLP, the Originator and the Transferor approving each Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to each Transaction Document;
        a trustee's certificate executed by a Responsible Officer of the Trustee certifying as to the due execution and delivery of each of the Transaction Documents to which the Trustee is a party and the names and true signatures of the Responsible Officer signing such Transaction Documents, accompanied by a true and complete copy of an extract of resolutions duly adopted by the Board of Directors of the Trustee regarding signing authority of such Responsible Officer;
        a copy of the charter of the Parent, SRLP, SRLLC, the Originator and the Transferor and each amendment thereto, certified (as of a date reasonably near the Purchase Date) by the relevant official for its jurisdiction of organization as being a true and correct copy thereof;
        a copy of a certificate of the relevant official for its jurisdiction of its organization and the jurisdiction in which it maintains its principal place of business, dated reasonably near the Purchase Date, certifying that the Parent, SRLP, SRLLC, the Originator and the Transferor are in good standing under the laws of each such jurisdiction;
        a certificate of the Parent, SRLP, SRLLC, the Originator and the Transferor, signed on behalf of the Parent, SRLP, the Originator and the Transferor, respectively, by its President, Vice President or another appropriate officer acceptable to the Program Agent, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase Date), certifying as to (A) the absence of any amendments to its charter since the date of the certificate referred to in Section 4.01(c), (B) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date, (C) its due organization and good standing under the laws of the jurisdiction of its organization and the absence of any proceeding for its dissolution or liquidation, (D) the truth of its representations and warranties contained in the Transaction Documents as though made on and as of the Purchase Date and (E) the absence of any event occurring and continuing, or resulting from the Purchase, that constitutes, or with notice or the lapse of time would constitute, an Early Amortization Event;
        a certificate of the Secretary or an Assistant Secretary of the Parent, SRLP, SRLLC, the Originator and the Transferor certifying the names and true signatures of the officers of the Parent, SRLP, the Originator and the Transferor, respectively, authorized to sign the Transaction Documents to which such Person is a party and any other documents contemplated hereunder or thereunder, and appropriately evidencing the incumbency of such officers and such Secretary or Assistant Secretary;
        a certificate of the Trustee, signed on its behalf by its Director or a Vice President, Assistant Vice President or Associate, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase Date), certifying as to (A) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date and (B) the due authentication of the Class A Certificates;
        a favorable opinion of McKinney & Stringer, counsel for the Parent, SRLP, the Originator and the Transferor, in form and substance satisfactory to the Managing Agents which shall include, without limitation, opinions as to certain general corporate matters and securities laws;
        favorable opinions of Jenkens & Gilchrist, counsel for the Parent, SRLP, the Originator, the Transferor and SRLLC, in form and substance satisfactory to the Managing Agents which, shall include (A) a "true sale" opinion with respect to the sales of Receivables from the Originator to SRLP and from SRLP to the Transferor, as the case may be, (B) an opinion relating to the likelihood of a substantive consolidation of the Parent, SRLP or the Originator with the Transferor or SRLLC, (C) an opinion as to enforceability and certain general corporate matters, (D) an opinion as to the perfection of the transfers under the Purchase Agreements and the Pooling and Servicing Agreement, (E) opinions regarding certain general limited liability company matters and bankruptcy-related matters regarding SRLLC and (F) an opinion regarding certain matters regarding the Plan of Reorganization;
        a favorable opinion of Jenkens & Gilchrist, counsel for the Parent, SRLP, the Originator and the Transferor in form and substance acceptable to the Managing Agents, that the Class A Certificates, when issued, should properly be characterized either as indebtedness of the Transferor for federal income tax purposes or, if not indebtedness, an interest in a partnership and not an association (or publicly traded partnership) taxable as a corporation;
        a favorable opinion of Seward & Kissell LLP, counsel for the Trustee, in form and substance satisfactory to the Managing Agents;
        stamped-receipt copies or other evidence of filing of proper financing statements covering the Receivables or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect the respective interests of SRLP and the Transferor in the Receivables;
        stamped-receipt copies or other evidence of filing of proper financing statements covering the Receivables and the other assets in the Trust or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect the Trustee's interest in such assets;
        certified copies of completed requests for information or a similar search report certified by a party acceptable to the Program Agent dated a date reasonably near the Purchase Date, listing all effective financing statements which name as debtor the Originator, SRLP or the Transferor (under the Originator's, SRLP's or the Transferor's present name and any previous name) and which are filed in the jurisdictions in which filings were made pursuant to Sections 4.01(l) and 4.01(m) together with copies of such financing statements (none of which shall cover any property which may be Receivables or Collections);
        a fully executed blocked account agreement or standing daily wire transfer instruction with each of the Depository Banks, provided, however, that with regard to certain of the Store Accounts only, evidence that the Transferor has sent the requisite documentation to the appropriate Depository Bank, which documentation is to be executed within 30 days of the Closing Date, shall be deemed to satisfy the requirement of this clause (n);
        the Class A Certificates, delivered in accordance with the provisions of Section 2.05(b);
        evidence that all bank accounts required to be established and maintained under any Transaction Document shall have been established;
        each Transaction Document duly executed by each party thereto;
        the Credit Agreement and the Intercreditor Agreement duly executed by each party thereto;
        evidence of payment of all related fees and expenses then due and payable in connection with the Transaction Documents;
        certificates of the Parent, SRLP, the Originator and the Transferor, signed on behalf of the Parent, SRLP, the Originator and the Transferor, respectively, by its President, Vice President or other officer acceptable to the Program Agent, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase Date), certifying as to (i) the accuracy of facts and assumptions contained in the legal opinions required to be delivered pursuant to this Section 4.01 and (ii) compliance by the Parent, SRLP, the Originator and the Transferor, as applicable, with all the covenants set forth in Sections 2.05 and 3.03(b) of the Pooling and Servicing Agreement applicable to each of them;
        a certified copy of the Confirmation Order and evidence that the Plan of Reorganization shall have become effective in accordance with its terms and that it shall have been substantially consummated; and
        a certificate of the Parent certifying as to the substantial consummation of the Plan of Reorganization as of the Closing Date.
      Conditions Precedent to the Purchase, All Increases and the Conversion Fundings. The making of the Purchase hereunder, the funding of each Increase pursuant to Section 2.02 and the making of the Conversion Fundings pursuant to Section 2.08 are subject to the following conditions precedent:
        On the Purchase Date, the date of such Increase or the date of such Conversion Funding, the following statements shall be true (and the acceptance by the Transferor of the proceeds of such Purchase or Increase shall constitute a representation and warranty by the Transferor that on the Purchase Date, the date of such Increase or the date of such Conversion Funding such statements are true):
          no event or condition has occurred and is continuing that constitutes, or with notice or lapse of time or both would constitute an Early Amortization Event or Servicer Default;
          the Expiration Date shall not have occurred, and the Revolving Period shall not have ended;
          after giving effect to such Purchase, Increase or Conversion Funding, the Transferor Interest shall equal or exceed the Aggregate Minimum Transferor Interest;
          after giving effect to such Purchase, Increase or Conversion Funding, the Subordinated Transferor Invested Amount shall equal or exceed the Required Enhancement Amount;
          no unreimbursed Class A Charge-Offs are outstanding;
          the representations and warranties made by the Parent, the Originator, the Transferor, SRLP and the Servicer in each Transaction Document to which it is a party shall be true and correct in all material respects as if repeated on such date (except only to the extent such representation or warranty is expressly limited to a specific date) with respect to the facts and circumstances then existing;
          the Pooling and Servicing Agreement, Series 2001-1-VFC Supplement, Purchase Agreements, Parent Undertaking Agreement, Intercreditor Agreement and each other Transaction Document shall be in full force and effect;
          after making the Purchase, the funding such Increase or the making of such Conversion Funding, the sum of the Class A Funded Amount and the Conversion Funding Amount shall not exceed the Series 2001-1-VFC Class A Purchase Limit on such day;
        the Managing Agents shall have received by 11:00 a.m. (New York City time), on the Purchase Date, the date of such Increase or the date of such Conversion Funding the Daily Report (as defined in the Series 2001-1-VFC Supplement), which shall be prepared on a pro forma, basis and shall show that the Transferor is in compliance with all of the Transaction Documents (after giving effect to the Purchase, such Increase or such Conversion Funding) to the extent a showing of such compliance is called for in the form thereof;
        each of the Originator and SRLP, to the extent applicable, shall have marked its master data processing and computer records relating to the Receivables which are the subject of each Conveyance through the date of such Purchase, Increase or Conversion Funding, and the Accounts under which such Receivables have arisen, with a legend, acceptable to the Program Agent, stating that such Receivables and Collections with respect thereto and other proceeds thereof, have been sold in accordance with the Transaction Documents;
        the Borrower shall have provided the Program Agent with copies of any and all reports, correspondence or other information from the Office of the Comptroller of the Currency with respect to the Originator, provided, that the provision of such reports, correspondence or information shall not be prohibited by applicable laws, regulations and rules, and the Purchasers shall be satisfied that the Originator is in compliance with the rules and regulations of the Federal Deposit Insurance Corporation.
        the Purchasers shall be satisfied with the status of the ongoing investigation of the Parent by the Securities Exchange Commission.
        the Confirmation Order shall be on terms reasonably acceptable to the Program Agent and shall not have been reversed, vacated, modified or stayed, no application or motion shall have been filed or served on the Parent or any of its affiliates seeking a stay pending appeal and the Plan of Reorganization shall not have been amended, supplemented or otherwise modified without the prior written consent of the Program Agent.
        Stage Stores, Inc., a Delaware corporation, shall have been merged with and into the Parent, with the Parent as the surviving corporation of such merger, in accordance with the terms of the Plan of Reorganization.
        the Program Agent shall have received any other documentation and opinions required to be delivered with respect to the Transaction Documents and such other approvals, opinions or documents as reasonably requested by the Managing Agents with not less than three Business Days' prior written notice; and
        the Cap Requirement shall be satisfied after giving effect to such Purchase, Increase or Conversion Funding.

  REPRESENTATIONS, WARRANTIES AND COVENANTS

      Representations and Warranties of the Transferor. The Transferor hereby agrees that each of the respective representations and warranties made by it in the Pooling and Servicing Agreement is deemed made hereunder as of the date hereof and as of the Purchase Date as a representation and warranty to the Program Agent, the Managing Agents and the Purchasers as if originally made under this Agreement.
      Representations and Warranties of the Servicer. The Servicer hereby agrees that each of the respective representations and warranties made by it in the Pooling and Servicing Agreement is deemed made hereunder as of the date hereof and as of the Purchase Date as a representation and warranty to the Program Agent, the Managing Agents and the Purchasers as if originally made under this Agreement.
      Additional Covenant of the Servicer. At any time and from time to time during the Servicer's regular business hours (but so long as an Amortization Event with respect to Series 2001-1-VFC shall not be outstanding, no more than twice during any period of twelve consecutive months), on reasonable prior notice and at the Servicer's expense, the Servicer shall permit the Trustee, any Managing Agent or their agents or representatives (which may be an independent accounting firm), (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, microfiche and disks) in the possession or under the control of the Servicer relating to the asset in the Trust, the Receivables and the Accounts and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the assets in the Trust, the Receivables and the Accounts or the Servicer's performance under any Transaction Document with any of the officers or employees of the Servicer having knowledge thereof. SRLP hereby agrees to pay all reasonable expenses incurred by the Trustee and each Managing Agent in exercising its rights under this Section 5.03. The Servicer agrees that each Managing Agent will have the right to request reasonable changes in the annual servicing report furnished by the independent public accountants pursuant to Section 3.06 of the Pooling and Servicing Agreement which are reasonably related to the assets in the Trust and the matters contemplated by the Transaction Documents, and the Servicer agrees to use good faith reasonable efforts to obtain the independent public accountants' agreement to such changes.
      Additional Covenant of SRLP. SRLP will not cancel or terminate the Credit Agreement or any related instrument or agreement or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of the Credit Agreement or any related instrument or agreement or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of the Credit Agreement or any related instrument or agreement, agree in any manner to any other amendment, modification or change of any term or condition of the Credit Agreement or any related instrument or agreement or take any other action in connection with the Credit Agreement or any related instrument or agreement to the extent that such cancellation, termination, consent, acceptance, amendment, modification, change, waiver, approval, agreement or other action described herein could be reasonably likely to have a Material Adverse Effect (as defined below), or permit any of its subsidiaries to do any of the foregoing. As used herein, "Material Adverse Effect" means a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Parent or any of its subsidiaries, (ii) the rights and remedies of the Trustee, any Investor Certificateholder or any Person holding an interest in an Investor Certificate, the Program Agent or any Managing Agent under any Transaction Document or (c) the ability of any the Transferor, SRLP (whether as the Servicer or otherwise), the Parent, the Originator, or any of their respective affiliates to perform its obligations under any Transaction Document to which it is or is to be a party.

  THE PROGRAM AGENT; THE MANAGING AGENTS

      Authorization and Action of the Program Agent. Each Conduit
      Purchaser, Committed Purchaser and Managing Agent hereby appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Program Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.
      The Program Agent's Reliance, Etc. Neither the Program Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Program Agent under or in connection with the Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Program Agent (a) may consult with independent legal counsel (including counsel for the Trustee, the Transferor, the Transferor or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) makes no representation or warranty to the Parent, the Originator, the Transferor, the Transferor, the Servicer or any Beneficiary and shall not be responsible to the Parent, any Originator, the Transferor, the Transferor, the Servicer or any Beneficiary for any statements, representations or warranties made in or in connection with this Agreement or any of the Transaction Documents, (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of the Trustee, the Transferor, the Transferor, the Originator, the Parent or the Servicer or to inspect the property (including the books and records) of the Trust, the Trustee, the Transferor, the Transferor, any Originator, the Parent or the Servicer, (d) shall not be responsible to the Parent, the Originator, the Transferor, the Transferor, the Servicer or any Beneficiary for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Class A Certificates or any other Transaction Document or the condition or value of any Trust Asset or the creation, perfection or priority of any interest therein created or purported to be created under or in connection with the Transaction Documents (except for the execution by the Program Agent of, and legality, validity and enforceability against the Program Agent of its obligations under, the Transaction Documents to which the Program Agent is a party), and (e) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties; except in each case for gross negligence or willful misconduct on the part of the Program Agent.
      The Program Agent and Affiliates. CNAI and its Affiliates (including Citibank) may generally engage in any kind of business with the Transferor, the Transferor, the Servicer, the Originator or the Parent, any of their respective Affiliates and any Person who may do business with or own securities of the Servicer, the Originator, the Parent or any of their respective Affiliates, all as if CNAI were not the Program Agent and without any duty to account therefor to the Parent, the Originator, the Transferor, the Servicer or any Purchaser.
      Indemnification of the Program Agent. Each Managing Agent agrees to indemnify the Program Agent (to the extent not reimbursed by Transferor), ratably in accordance with its respective Purchaser Group's Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Program Agent (in its capacity as such) in any way relating to or arising out of this Agreement and any of the Transaction Documents or such action taken or omitted by the Program Agent hereunder or thereunder, provided that such Committed Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Program Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Committed Purchaser agrees to reimburse the Program Agent, ratably in accordance with its respective Purchaser Group's Pro Rata Share, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Program Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Conduit Purchasers or the Committed Purchasers hereunder and/or thereunder and to the extent that the Program Agent is not reimbursed for such expenses by the Transferor.
      Payments by the Program Agent. Unless specifically allocated to a Conduit Purchaser or a Committed Purchaser pursuant to the terms of this Agreement, any amounts received by the Program Agent on behalf of the Conduit Purchasers or Committed Purchasers shall be paid by the Program Agent to the applicable Managing Agent (at the account specified in writing to Program Agent) in accordance with the related Purchaser Group's Pro Rata Share on the Business Day received by the Program Agent, unless such amounts are received after 11:00 a.m. (New York time) on such Business Day, in which case the Program Agent shall use its reasonable efforts to pay such amounts to such Managing Agent, on behalf of the related Purchaser, on such Business Day, but, in any event, shall pay such amounts to such Managing Agent, on behalf of the related Purchaser, not later than 11:00 a.m. (New York time) on the following Business Day.
      Authorization and Action of Managing Agent.
        Each Conduit Purchaser and each Committed Purchaser of each Purchaser Group hereby appoints and authorizes the Managing Agent with respect to such Purchaser Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the Transaction Documents as are delegated to the Managing Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Conduit Purchaser and each Committed Purchaser hereby appoints the related Managing Agent as its agent to execute and deliver all further instruments and documents, and agrees to take all further action that the related Managing Agent may deem necessary or appropriate or that a Conduit Purchaser or a Committed Purchaser may reasonably request in order to perfect, protect or more fully evidence the interests transferred or to be transferred from time to time by Transferor hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder or under the related Certificate, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Conduit Purchasers and Committed Purchasers may direct the related Managing Agent (i) to direct the Program Agent to take any action which is incidental to the actions specifically delegated to the Program Agent hereunder and (ii) not to take or to cease taking any action which is incidental to the actions specifically delegated to the Program Agent hereunder. With respect to actions which are incidental to the actions specifically delegated to a Managing Agent hereunder, a Managing Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the related Conduit Purchaser and Committed Purchaser; provided, however, that no Managing Agent shall be required to take any action hereunder if the taking of such action, in the reasonable determination of such Managing Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose such Managing Agent to liability hereunder or otherwise. Upon the occurrence and during the continuance of any Early Amortization Event, the Managing Agent shall take no action hereunder (other than ministerial actions or such actions as are specifically provided for herein) without the prior consent of the related Conduit Purchaser and Committed Purchaser. The Managing Agent shall not, without the prior written consent of the related Conduit Purchaser (if any interest is held by a Conduit Purchaser at such time) and Committed Purchaser, agree to (i) amend, modify or waive any provision of this Agreement in any way which would (A) reduce or impair Collections or the payment of fees payable hereunder to the Conduit Purchasers or Committed Purchasers or delay the scheduled dates for payment of such amounts, (B) increase the Servicing Fee (other than as permitted pursuant to the Pooling and Servicing Agreement), (C) modify any provisions of this Agreement or the Pooling and Servicing Agreement relating to the timing of payments required to be made by Transferor or Servicer or the application of the proceeds of such payments, (D) permit the appointment of any Person (other than the Trustee) as Successor Servicer. In addition, each Managing Agent agrees that it shall not agree to any amendment of this Agreement not specifically described in the two preceding sentences without the consent of the related Conduit Purchaser and Committed Purchaser. In the event the Managing Agent requests a Person's consent pursuant to the foregoing provisions and the Managing Agent does not receive a response to such request (either positive or negative) from such Person within ten (10) Business Days of such Person's receipt of such request, then such Person (and its percentage interest hereunder) shall be disregarded in determining whether the Managing Agent shall have obtained sufficient consent hereunder.
      Without limiting the authorization of and delegation to any Managing Agent set forth in the foregoing Section 6.06(a), it is hereby acknowledged and agreed that all payments in respect of any Class A Certificate and in respect of fees and other amounts owing to the members of any Purchaser Group (or their assigns) under this Agreement shall, except as otherwise expressly provided herein, be remitted by the applicable payor to the Managing Agent for such Purchaser Group, and such Managing Agent shall distribute all such amounts, promptly following receipt thereof, to the applicable parties in interest according to their respective interests therein, determined by reference to the terms of the Pooling and Servicing Agreement, the Series 2001-1-VFC Supplement, this Agreement and such Managing Agent's books and records relating to the Class A Certificates, the Pooling and Servicing Agreement, the Series 2001-1-VFC Supplement and this Agreement (it being agreed that the entries made in such books and records of such Managing Agent shall be conclusive and binding for all purposes absent manifest error).
      Each Managing Agent shall exercise such rights and powers vested in it by this Agreement and the Transaction Documents, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.
      Managing Agent's Reliance, Etc. Neither any Managing Agent nor any of its directors, officers, agents or employees shall be liable to any Conduit Purchaser or Committed Purchaser for any action taken or omitted to be taken by it or them as Managing Agent under or in connection with this Agreement or any of the Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Managing Agent: (i) may consult with legal counsel (including counsel for Transferor or Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Conduit Purchaser or any Committed Purchaser and shall not be responsible to any Conduit Purchaser or any Committed Purchaser for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the Transaction Documents on the part of the Originator, the Transferor, the Trustee, the Parent or the Servicer or to inspect the property (including the books and records) of the Originator, the Transferor, the Trustee, the Parent or the Servicer; (iv) shall not be responsible to any Conduit Purchaser or any Committed Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Certificates or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability to any Conduit Purchaser or Committed Purchaser under or in respect of this Agreement or any of the Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.
      The Managing Agents and Affiliates. Each Managing Agent and its Affiliates may generally engage in any kind of business with the Transferor, the Servicer, the Originator or the Parent, any of their respective Affiliates and any Person who may do business with or own securities of the Servicer, the Originator, the Parent or any of their respective Affiliates, all as if such Managing Agent were not a Managing Agent and without any duty to account therefor to the Parent, the Originator, the Transferor, the Servicer or any Purchaser.
      Indemnification of the Managing Agent. Each Committed Purchaser agrees to indemnify the Managing Agent for its Purchaser Group (to the extent not reimbursed by Transferor), ratably in accordance with its respective Committed Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Managing Agent (in its capacity as such) in any way relating to or arising out of this Agreement and any of the Transaction Documents or such action taken or omitted by the Managing Agent hereunder or thereunder, provided that such Committed Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Managing Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Committed Purchaser agrees to reimburse the Managing Agent, ratably in accordance with its respective Committed Percentage, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Managing Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Conduit Purchasers or the Committed Purchasers hereunder and/or thereunder and to the extent that the Managing Agent is not reimbursed for such expenses by the Transferor
      Purchaser Credit Decision. Each Purchaser acknowledges that it has, independently and without reliance upon the Program Agent, any Managing Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser also acknowledges that it will, independently and without reliance upon the Program Agent, any Managing Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

  ASSIGNMENTS AND PARTICIPATIONS

      Assignment.
        At any time and from time to time, any Conduit Purchaser may, by notice and delivery to the Program Agent of a fully executed assignment and assumption agreement assign all or any portion of its rights and obligations hereunder (which portion shall in no event evidence less than $5,000,000 of the Class A Invested Amount then held by such Conduit Purchaser or, if less, the entire Class A Invested Amount so held by such Conduit Purchaser, except that any assignment to a Liquidity Provider under a Liquidity Provider Agreement may be in any amount) to (i) any Conduit Assignee or to any Purchaser or (ii) any other Person (including any Liquidity Provider), provided that, in the case of clause (ii), (A) such Person is either a Liquidity Provider or an Eligible Assignee and (B) such assignment shall comply with any applicable legal requirements including the Securities Act. The Program Agent shall, promptly upon its receipt of any such notice and assignment and assumption agreement, notify the Transferor, the Servicer and the Trustee in writing of such assignment. The assignee shall, upon the effectiveness of such assignment and assumption agreement and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of assignor hereunder.
        At any time and from time to time, any Committed Purchaser may, by notice and delivery to the Program Agent of a fully executed Assignment and Acceptance, assign to any other Person, all or any portion of its Series 2001-1-VFC Class A Certificate Interest or its interest therein (which portion shall in no event evidence less than $5,000,000 of the Class A Invested Amount then held by such Committed Purchaser or, if less, the entire Class A Invested Amount so held by such Committed Purchaser); provided that (i) such assignee is an Eligible Assignee and (ii) such assignment shall comply with any applicable legal requirements including the Securities Act. Any Committed Purchaser making any such assignment shall provide notice to the Transferor and the Servicer thereof. The assignee shall, upon the effectiveness of such Assignment and Acceptance and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of the assignor hereunder.
        The Program Agent agrees to cooperate with the Transferor to effect any assignment under this Section 7.01, and the Transferor agrees to execute or obtain such other documentation as may be reasonably requested by any Purchaser in order to effectuate any assignment under this Section 7.01 (provided that the Transferor shall not have any obligation to amend any Transaction Document in connection therewith), the costs of such documentation to be borne by the Transferor.
      Rights of Assignee. Upon any assignment in accordance with this Article VII, (a) the assignee receiving such assignment shall have all of the rights of such assignor hereunder with respect to the Series 2001-1-VFC Certificate or interest therein (or portion thereof) or rights associated therewith being assigned and (b) all references to such assignor in the Transaction Documents shall be deemed to apply to such assignee to the extent of its interest therein and in the related Collections.
      Notice of Assignment. Each assignor shall provide notice to the Transferor, the Program Agent and the Trustee of any assignment of any Series 2001-1-VFC Certificate or interest therein (or portion thereof) or rights associated therewith by such assignor to any assignee.
      Register. The Program Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Purchasers and the Commitment of each Purchaser from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Transferor, the Program Agent, the Trustee and the Purchasers may treat each Person whose name is recorded in the Register as a Purchaser hereunder for all purposes of the Transaction Documents. The Register shall be available for inspection by the Transferor, the Parent, the Trustee or any Purchaser at any reasonable time and from time to time upon reasonable prior notice.
      Participations. At any time and from time to time any Purchaser may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Series 2001-1-VFC Class A Certificates owned by it); provided, however, that (i) such Purchaser's obligations under this Agreement (including its Commitment if such Purchaser is a Committed Purchaser) shall remain unchanged, (ii) such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Transferor, the Program Agent and the Purchasers shall continue to deal solely and directly with such Purchaser in connection with the rights of such Purchaser and the obligations of such Purchaser under this Agreement.
      Restrictions on Assignments and Participations. Notwithstanding any provision of this Agreement to the contrary, no Purchaser shall assign any of its rights or obligations hereunder to any Person that is not a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) unless such Person shall have provided the Transferor and the Program Agent with the forms described in Section 3.03(e). Notwithstanding Sections 7.01 and 7.05, no Purchaser shall be entitled to assign (or sell participations in) all or any portion of its rights and obligations hereunder to (i) a partnership, grantor trust or S corporation, as such terms are defined in the Internal Revenue Code or (ii) any Person if, following such assignment or sale to such other Person, any Purchaser Group would have more than fifteen (15) beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-1(h)(3)). Notwithstanding the preceding sentence, each Conduit Purchaser shall be entitled to assign (or sell a participation in) its rights and obligations hereunder to a Committed Purchaser or other Eligible Assignee, provided that the Transferor receives evidence reasonably satisfactory to it that such sale or assignment will not cause any Purchaser Group to have more than fifteen (15) beneficial owners (taking into account the attribution rules of Treasury Regulation Section 1.7704-1(h)(3)).

  MISCELLANEOUS

      Amendments, Etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Program Agent, the Managing Agents, the Conduit Purchasers and the Committed Purchasers. Any waiver or consent shall be effective only if signed by the party waiving any right, in the specific instance and for the specific purpose for which given, and any amendment affecting the rights, duties immunities or indemnities of the Trustee shall not be effective unless signed by the Trustee.
      Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Articles II and III shall not be effective until received. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the next following Business Day.
      No Waiver; Remedies; Set-Off. No failure on the part of any the Program Agent, any Managing Agent or any Affected Person to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Program Agent, each Managing Agent and each Purchaser is hereby authorized by the Transferor at any time and from time to time after the occurrence and during the continuance of an Early Amortization Event, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Program Agent and each Purchaser to or for the credit or the account of the Transferor against any and all of the Obligations of the Transferor now or hereafter existing, to the Program Agent, any Managing Agent, any Purchaser, any Affected Person, or their respective successors and assigns, irrespective of whether such Person shall have made any demand under any Transaction Document and although such Obligations may be unmatured; provided, however, that no such Person shall exercise any such right of set-off without the prior written consent of the applicable Managing Agent and the Program Agent. Each set-off by any Purchaser under this Section 8.03 against the Class A Invested Amount shall reduce the Class A Invested Amount accordingly.
      Binding Effect; Survival.
        This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties hereto and all Affected Persons and their respective successors and assigns; provided, however, that nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 7.01. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until one year and one day after the earlier of the date on which all Obligations are indefeasibly paid in full or the date on which the Trust shall terminate in accordance with the Pooling and Servicing Agreement. The provisions of Article III as well as Sections 8.05 and 8.09 shall be continuing and shall survive any termination of this Agreement.
        A Purchaser shall become a party hereto (i) by executing and delivering to the Program Agent a counterpart of the signature page to this Agreement or (ii) in accordance with the procedures set forth in Article VII hereof. Thereupon, upon acceptance and recording by the Program Agent in the Register, such Purchaser shall become a party to this Agreement from and after the date of execution of such signature page. Purchasers may become parties hereto at different times and from time to time in accordance with the foregoing procedure.
      No Proceedings. Each of the Transferor (on its own behalf and on behalf of its Affiliates), the Trustee, the Program Agent, each Managing Agent and each Purchaser hereby agrees that it will not institute against any Conduit Purchaser, or join any other Person in instituting against any Conduit Purchaser, any case or proceeding of the type referred to in the definition of "Insolvency Event" so long as any Commercial Paper issued by such Conduit Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper shall have been outstanding. The foregoing shall not limit the right of the Transferor, the Trustee, the Program Agent, any Managing Agent or any Purchaser to file any claim in or otherwise take any action with respect to any such case or proceeding that was instituted against any Conduit Purchaser by any Person other than the Transferor, the Trustee, the Program Agent, any Managing Agent or any Purchaser.
      Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.
      Integration. This Agreement, together with the Fee Letters and the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and, together with all the other Transaction Documents, shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
      Replacement of Purchasers. So long as any securitization company administered by any Managing Agent or any of its Affiliates is a Purchaser, such Managing Agent shall have the right, in its sole discretion, to terminate the rights and obligations of any or all Committed Purchasers in its Purchaser Group to make the Purchase, fund Increases or make Conversion Fundings in the event that the applicable rating of such Committed Purchaser shall be downgraded below that described in the definition of "Eligible Assignee". Such termination shall be effective upon written notice to such effect delivered by such Managing Agent to such Committed Purchaser and the Program Agent, whereupon the Term of such Committed Purchaser's Commitment shall terminate. Upon such termination, so long as the Conversion Date has not occurred, such Committed Purchaser shall cease to have any rights or obligations with respect to future Increases under this Agreement but shall continue to have the rights and obligations of a Committed Purchaser with respect to any Purchase, Increases or Conversion Fundings funded by it under this Agreement prior to such termination and with respect to Increases funded out of the Conversion Funding Account to the extent that the Conversion Date shall have occurred prior to such termination. The applicable Managing Agent shall use reasonable efforts to replace any Purchaser removed pursuant to this Section 8.08.
      Confidentiality. Each of the Trustee, the Program Agent, each Managing Agent and each Purchaser agrees, and shall cause their agents or representatives, to hold in confidence all Confidential Information; provided that nothing herein shall prevent the Trustee or any Purchaser from delivering copies of any financial statements and other documents constituting Confidential Information, or disclosing any other Confidential Information, to (i) the Trustee or such Purchaser's directors, officers, employees, agents and professional consultants, (ii) any other Purchaser or any rating agency then rating the Commercial Paper of any Certificateholder, (iii) any Person to which such Purchaser offers to sell or assign or sells or assigns a Class A Certificate or any part thereof or any rights associated therewith or participation therein, provided that such Person shall have agreed to hold in confidence all Confidential Information as set forth herein, (iv) any federal or state regulatory authority having jurisdiction over such Purchaser, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any state, federal or foreign authority or examiner regulating banks or banking, (vii) to any affiliate, independent or internal auditor, agent, employee or attorney having a need to know the same, provided that such Person is advised of the confidential nature of the information being disclosed and each such recipient agrees to be bound by the terms of this Section, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to the Trustee or such Purchaser, (b) in response to any subpoena or other legal process or (c) in connection with any litigation to which the Trustee or such Purchaser is a party or (ix) any liquidity provider, enhancement provider and prospective liquidity provider and enhancement provider, in each case with respect to a Conduit Purchaser, including in its capacity as a Committed Purchaser.
      Limitation of Liability. It is expressly understood and agreed by the parties hereto that, except as otherwise expressly provided in any Transaction Document, (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement, except to the extent provided in this Agreement.
      Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
      Submission to Jurisdiction.
        Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.
        Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
      Consent to Service of Process. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
      Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
      Waiver of Jury Trial. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the Purchasers or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.
      No Recourse. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation the payment of any fees or any other obligations) of any Conduit Purchaser as contained in this Agreement or any other Transaction Document, or instrument or documents entered into by it pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of any of them or any incorporator, affiliate, stockholder, officer, employee, member, manager or director of any of them or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each Conduit Purchaser contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate or limited liability company obligations of any such entity; provided that such liabilities shall be paid by any Conduit Purchaser only after the repayment in full of all of such Conduit Purchaser's Commercial Paper and all other liabilities contemplated in the Transaction Documents with respect to such Conduit Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Conduit Purchaser or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants, or agreements or such Conduit Purchaser contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Conduit Purchaser and each incorporator, stockholder, affiliate, officer, employee, member, manager or director of such Conduit Purchaser or of any such administrator, or any of them, for breaches by such Conduit Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement. The provisions of this Section 8.16 shall survive the termination of this Certificate Purchase Agreement.
      Execution of the Intercreditor Agreement. The Purchasers and the Managing Agents hereby authorize and direct the Program Agent to execute the Intercreditor Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Series 2001-1-VFC Certificate Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

    STAGE RECEIVABLE FUNDING LP,

    as Transferor

    By Stage Receivable Mgmt LLC,

    its general partner

    By:____________________________

    Name:

    Title:

    Address:

    10201 Main Street

    Houston, TX 77025

    Attn: Bob Aronson

    Tel: (713) 663-9746

    Fax: (713) 660-3358

    SPECIALTY RETAILERS (TX) LP,

    as Servicer

    By SRI General Partner LLC,

    its general partner

    By:____________________________

    Name:

    Title:

    Address:

    10201 Main Street

    Houston, TX 77025

    Attn: Bob Aronson

    Tel: (713) 663-9746

    Fax: (713) 660-3358

    CORPORATE RECEIVABLES CORPORATION,

    as Purchaser

    By: CITICORP NORTH AMERICA, INC.,

    as Attorney-in-Fact

    By:_____________________________
    Name:

    Title:

    Address:

    388 Greenwich Street - 19th Floor

    New York, New York 10003

    Attn: Susan Olsen
    Tel: (212) 816-0777

    Fax: (212) 816-0270

    BLUE KEEL FUNDING, LLC,

    as Purchaser

    By:____________________________

    Name:

    Title:

    Address:

    100 Federal Street

    MA DE 100 11 F

    Boston, MA 02110

    Attn: Asset Securitization

    Tel: 617-434-7353

    Fax: 617-434-1533

    CITICORP NORTH AMERICA, INC.,

    as Program Agent and as a Managing Agent

    By:____________________________

    Name: Susan Olsen

    Title: Vice President

    Address:

    388 Greenwich Street - 19th Floor

    New York, New York 10003

    Attn: Susan Olsen
    Tel: (212) 816-0777

    Fax: (212) 816-0270

    FLEET SECURITIES, INC.,

    as Managing Agent

    By:______________________________

    Name:

    Title:

    Address:

    100 Federal Street

    MA DE 100 11 F

    Boston, MA 02110

    Attn: Asset Securitization

    Tel: 617-434-7353

    Fax: 617-434-1533

    BANKERS TRUST COMPANY,

    not in its individual capacity

    but solely as Trustee on behalf of the Trust

    By:______________________________

    Name:

    Title:

    Address:

    Bankers Trust Company, as Trustee

    Four Albany Street

    New York, New York 10006

    Attn: Corporate Trust and Agency Services

    Structured Finance Team

    Tel: (212) 250-6137

    Fax: (212) 250-6439

    CITIBANK, N.A., as a Committed Purchaser

    By________________________________

    Name:

    Title:

    Address:

    388 Greenwich Street - 19th Floor

    New York, New York 10003

    Attn: Susan Olsen
    Tel: (212) 816-0777

    Fax: (212) 816-0270

    FLEET NATIONAL BANK,

    as Committed Purchaser

    By:______________________________

    Name:

    Title:

    Address:

    100 Federal Street

    MA DE 100 11 F

    Boston, MA 02110

    Attn: Asset Securitization
    Tel: 617-434-7353

    Fax: 617-434-1533

    M&S/31150-132/452247_1

    SCHEDULE I

    Commitments

    Managing Agent

    Committed Purchaser of Purchaser Group Commitment

    Citibank, N.A. Citicorp North America, Inc $142,500,000

    Fleet National Bank Fleet Securities, Inc. $57,500,000

    SCHEDULE II

    Citicorp North America, Inc.

    388 Greenwich Street, 19th Floor

    New York, NY 10003

    Attn: Susan Olsen

    Fascimile: (212) 816-0270

    Confirmation: (212) 816-0777

    Wire Information - Citibank, N.A.

    Acct: 4051-7805

    ABA: 021000089

    Acct Name: CRC Redemption Account

    Ref: Stage Stores

    Attn: Harrison

    Tax ID: 95-40300032

    Fleet Securities, Inc.

    100 Federal Street

    MADE 100 11F

    Boston, MA 02110

    Attn: Amy Baribeault

    Fascimile: (617) 434-5719

    Confirmation: (617) 434-2345

    Wire Information - Fleet National Bank

    Acct: 9405189033

    ABA: 011-000-138

    Acct. Name: Blue Keel Funding LLC

    Ref: Asset Securitization

    Attn: Blue Keel - Stage Stores

    Tax ID: 13-3971290

    Stage Receivable Funding LP

    10201 Main Street

    Houston, TX 77025

    Attn: Bob Aronson

    Fascimile: (713) 660-3358

    Confirmation: (713) 663-9746

    Wire Information - Citibank, N.A.

    Acct: 3043-0204

    ABA: 021000089

    Acct Name: CUSA FAO Specialty Retailers Concentration Account

    Ref: Stage Stores

    Attn: Elizabeth Zecha

    Tax ID: 74-0821900

    EXHIBIT A

    FORM OF ASSIGNMENT AND ACCEPTANCE

    Reference is made to the Series 2001-1-VFC Certificate Purchase Agreement dated as of August 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement") STAGE RECEIVABLE FUNDING LP, a Texas limited partnership, as Transferor (the "Transferor"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, as servicer (the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other commercial paper conduits from time to time party hereto, each a Conduit Purchaser, CITIBANK, N.A., a national banking association ("Citibank"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other financial institutions from time to time party hereto, as Committed Purchasers, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC, a New York corporation ("FSI") and the other financial institutions from time to time party hereto, as Managing Agents, CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "Program Agent") and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). Terms defined in the Certificate Purchase Agreement unless otherwise defined herein are used herein as defined therein.

    The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

          As of the Effective Date (defined below), the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from Assignor, an interest in and to the Assignor's rights and obligations under the Certificate Purchase Agreement and under any other Transaction Document equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Certificate Purchase Agreement and any other Transaction Document, including the Assignor's Commitment, Committed Percentage, Series 2001-1-VFC Class A Certificate Interests and Class A Invested Amount (such rights and obligations assigned hereby being the "Assigned Interests"). After giving effect to such sale and assignment, the Assignee's Commitment and Committed Percentage will be as set forth on Schedule 1 hereto.
          The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any Lien created by Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security or ownership interest created or purported to be created under or in connection with, the Transaction Documents or any other instrument or document furnished pursuant thereto or the condition or value of any Trust Asset or any interest therein; and (iii) makes no representation or warranty and assumes no responsibility with respect to the condition (financial or otherwise) of any of the Transferor, any other Originator, the Servicer, the Parent or the Trustee or the performance or observance by any Person of any of its obligations under any Transaction Document or any other instrument or document furnished pursuant thereto.
          The Assignee (i) confirms that it has received a copy of the Certificate Purchase Agreement, the Pooling and Servicing Agreement, together with copies of any financial statements delivered pursuant to Sections 2.05(f) and 3.03(b)(vii) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Program Agent, the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Transaction Documents; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transaction Documents as are delegated to the Program Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Transaction Documents are required to be performed by it as a Purchaser; (vi) confirms that the assignment hereunder complies with any applicable legal requirements including the Securities Act; (vii) confirms that such Assignee is a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) or that such Assignee shall have provided the Transferor with two Internal Revenue Service forms W-8 ETC or W-8 BEN (or a successor form) certifying that the income from the Class A Certificates is effectively connected with the conduct of such Person's trade or business in the United States or that such income is exempt from withholding under an applicable tax treaty; (viii) confirms that such Assignee is not a partnership, grantor trust or S corporation (as such terms are defined in the Internal Revenue Code); (ix) confirms that the assignment hereunder will not result in the Trust having more than 100 beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)); and (x) attaches any other U.S. Internal Revenue Service forms required under Section 3.03 of the Certificate Purchase Agreement.
          Following the execution of this Assignment and Acceptance, it will be delivered to the Program Agent for acceptance and recording by the Program Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Program Agent, unless a later effective date is specified on Schedule 1 hereto.
          Upon such acceptance and recording by the Program Agent, as of the Effective Date, (i) the Assignee shall be a party to and bound by the provisions of the Certificate Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Liquidity Provider thereunder and under any other Transaction Document and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Certificate Purchase Agreement and under any other Transaction Document.
          Upon such acceptance and recording by the Program Agent, from and after the Effective Date, the Program Agent and Trustee shall make all payments under the Certificate Purchase Agreement and the Assigned Interests (including, without limitation, all payments of the Class A Invested Amount, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Certificate Purchase Agreement and the Assigned Interests for periods prior to the Effective Date directly between themselves.
          This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.
          This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE

Commitment assigned: $________

Committed Percentage assigned: ________%

Assignor's Commitment
after assignment: $________

Assignor's Committed
Percentage after assignment: ________%

Effective Date (if later than date of acceptance by Program Agent):
__________ __, ____

[NAME OF ASSIGNOR], as Assignor

By:______________________________

Name:

Title:

Dated: __________ __, ____

[NAME OF ASSIGNEE], as Assignee

By:______________________________

Name:

Title:

Dated: __________ __, ____

Address for Notices:

Accepted this ____ day
of __________, ____

CITICORP NORTH AMERICA, INC.,

as Program Agent

By_____________________________

Name:

Title:

EXHIBIT B

FORM OF SERIES 2001-1-VFC NOTICE OF PURCHASE

[Date]

Citicorp North America, Inc.
399 Park Avenue
New York, NY 10043
Fleet Securities, Inc.
100 Federal Street
Boston, MA 02110
Specialty Retailers (TX) LP
10201 Main Street
Houston, TX 77025
Attention: President

Reference is made to the Series 2001-1-VFC Certificate Purchase Agreement dated August 24, 2001 (the "Series 2001-1-VFC Certificate Purchase Agreement") STAGE RECEIVABLE FUNDING LP, a Texas limited partnership, as Transferor (the "Transferor"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, as servicer (the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other commercial paper conduits from time to time party hereto, each a Conduit Purchaser, CITIBANK, N.A., a national banking association ("Citibank"), FLEET NATIONAL BANK, a national banking association ("Fleet") and the other financial institutions from time to time party hereto, as Committed Purchasers, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC., a New York corporation ("FSI") and the other financial institutions from time to time party hereto, as Managing Agents, CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "Program Agent") and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). Capitalized terms not defined herein have the meaning specified in the Series 2001-1-VFC Certificate Purchase Agreement.

Transferor, as of the date hereof (i) reaffirms all representations and warranties made in the Certificate Purchase Agreement are true and correct (except insofar as such representations and warranties specifically relate to an earlier date), (ii) certifies that no Early Amortization Event or Series Early Amortization Event (or event which would, with the giving of notice or passing of time be a Early Amortization Event or Series Early Amortization Event) has occurred and is continuing or would occur as a result of the requested Purchase and (iii) certifies that all conditions precedent to the requested Purchase have been satisfied.

Notice is hereby given that the undersigned requests the making of the Purchase on __________ __, ____ in the amount of $_______ on __________ __, ____, of which $________, representing [ %] of the total amount shall be allocated to the Purchaser Group for which CNAI acts as Managing Agent, and $_______, representing [ %] of the total amount shall be allocated to the Purchaser Group for which FSI acts as Managing Agent.

Wire Instructions:

CUSA FAO Specialty Retailers Concentration Account,

Acct. # 30430204, ABA # 021000089, Attn: Elizabeth Zecha

STAGE RECEIVABLE FUNDING LP

By: Stage Receivable Mgmt LLC,

its general partner

By:___________________________________

Name:

Title:

EXHIBIT C

FORM OF NOTICE OF INCREASE

[Date]

Citicorp North America, Inc.
399 Park Avenue
New York, NY 10043
Fleet Securities, Inc.
100 Federal Street
Boston, MA 02110
Specialty Retailers (TX) LP
10201 Main Street
Houston, TX 77025
Attention: President

Reference is made to the Series 2001-1-VFC Certificate Purchase Agreement dated August 24, 2001 (the "Series 2001-1-VFC Certificate Purchase Agreement") among STAGE RECEIVABLE FUNDING LP, a Texas limited partnership, as Transferor (the "Transferor"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, as servicer (the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other commercial paper conduits from time to time party hereto, each a Conduit Purchaser, CITIBANK, N.A., a national banking association ("Citibank"), FLEET NATIONAL BANK, a national banking association ("Fleet") and the other financial institutions from time to time party hereto, as Committed Purchasers, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC., a New York corporation ("FSI") and the other financial institutions from time to time party hereto, as Managing Agents, CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "Program Agent") and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). Capitalized terms not defined herein have the meaning specified in the Series 2001-1-VFC Certificate Purchase Agreement.

Transferor, as of the date hereof (i) reaffirms all representations and warranties made in the Certificate Purchase Agreement are true and correct (except insofar as such representations and warranties specifically relate to an earlier date), (ii) certifies that no Early Amortization Event or Series Early Amortization Event (or event which would, with the giving of notice or passing of time be a Early Amortization Event or Series Early Amortization Event) has occurred and is continuing or would occur as a result of the requested Increase and (iii) certifies that all conditions precedent to the requested Increase have been satisfied.

Notice is hereby given that the undersigned requests the funding of an Increase in the amount of $_______ on __________ __, ____, of which $________, representing [ %] of the total amount shall be allocated to the Purchaser Group for which CNAI acts as Managing Agent, and $_______, representing [ %] of the total amount shall be allocated to the Purchaser Group for which FSI acts as Managing Agent.

Wire Instructions:

CUSA FAO Specialty Retailers Concentration Account,

Acct. # 30430204, ABA # 021000089, Attn: Elizabeth Zecha

STAGE RECEIVABLE FUNDING LP

By: Stage Receivable Mgmt LLC,

its general partner

By:___________________________________

Name:

Title:

EXHIBIT D

FORM OF JOINDER AGREEMENT

Reference is made to the Certificate Purchase Agreement dated as of August 24, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among STAGE RECEIVABLE FUNDING LP, a Texas limited partnership, as Transferor (the "Transferor"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, as servicer (the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability corporation ("Blue Keel") and the other commercial paper conduits from time to time party hereto, each a Conduit Purchaser, CITIBANK, N.A., a national banking association ("Citibank"), FLEET NATIONAL BANK, a national banking association ("Fleet") and the other financial institutions from time to time party hereto, as Committed Purchasers, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC., a New York corporation ("FSI") and the other financial institutions from time to time party hereto, as Managing Agents, CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "Program Agent") and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.

__________________ (the "New Managing Agent"), __________________ (the "New Conduit Purchaser(s)"), __________________ (the "New Committed Purchaser(s)"; and together with the New Managing Agent and New Conduit Purchaser, the "New Purchaser Group"), Transferor, Servicer and the Program Agent agree as follows:

1. Pursuant to Section 2.02 of the Agreement, Transferor has requested, in connection with an increase to the Series 2001-1-VFC Invested Amount, that the New Purchaser Group agree to become a "Purchaser Group" under the Agreement.

2. The effective date (the "Effective Date") of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Program Agent and (ii) the date of this Joinder Agreement.

3. By executing and delivering this Joinder Agreement, each of the New Managing Agent, the New Conduit Purchaser(s) and the New Committed Purchaser(s) confirms to and agrees with each other party to the Agreement that (i) it has received a copy of the Agreement, the Pooling and Servicing Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) it will, independently and without reliance upon the Program Agent or any of its Affiliates, the other Managing Agents or any of their Affiliates, or the other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any Transaction Documents; (iii) it appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under the Agreement, the Transaction Documents and any other instrument or document pursuant thereto as are delegated to the Program Agent by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under the Agreement, the Transaction Documents and the Trust Assets; (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and the Transaction Documents are required to be performed by it as a Managing Agent, a Conduit Purchaser, a Committed Purchaser, respectively; (v) its address for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi) it is duly authorized to enter into this Joinder Agreement.

4. On the Effective Date of this Joinder Agreement, each of the New Managing Agent, the New Conduit Purchaser(s) and the New Committed Purchaser(s) shall join in and be a party to the Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent, a Conduit Purchaser and a Committed Purchaser, respectively, under the Agreement .

5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule I hereto.

Schedule I

to

Joinder Agreement

Dated ______ __, 20__

Section 1.

The "CP Rate" with respect to any Commercial Paper issued by the New Conduit Purchaser(s) to fund its Pro Rata Share of the Class A Funded Amount, is [_____________________].

Section 2.

The "Permitted Conduit Assignees for the New Purchaser Group are [____________________]

Section 3.

The "Purchaser Group Limit" for the New Purchaser Group is $[______________]

NEW CONDUIT PURCHASER: [NEW CONDUIT PURCHASER]

By:_______________________

Name:

Title:

Address for notices:

[Address]

NEW COMMITTED PURCHASER: [NEW COMMITTED PURCHASER]

By:_______________________

Name:

Title:

Address for notices:

[Address]

NEW MANAGING AGENT: [NEW MANAGING AGENT]

By:_______________________

Name:

Title:

Address for notices:

[Address]

Consented to this ___ day of ___________, ____ by:

STAGE RECEIVABLE FUNDING LP

By: Stage Receivable Mgmt LLC,

its general partner

By:_______________________

Name:

Title:

CITICORP NORTH AMERICA, INC.

By:_______________________

Name:

Title: